UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PHOTOMEDEX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 12, 2014

Dear Stockholders:

On July 31, 2014, PhotoMedex, Inc. shall have its annual meeting of stockholders, our first meeting since the acquisition of LCA-Vision, Inc. on May 12, 2014.  We look forward to the integration of LCA-Vision into our corporate group and its contribution to the continuing success of our Company.

On behalf of the Board of Directors and the staff and management of the Company, permit me to thank our stockholders for having faith in this enterprise.

We ask that you return the incumbent directors for another year of effort and success. Your vote is indeed important. Please take a moment to determine the best way to vote your shares, and then – it only takes a moment – please do so.

We look forward to the balance of 2014 and then 2015 for the opportunities they present to the Company.

Yours very truly,

_____________________________

Dolev Rafaeli
Chief Executive Officer

100 Lakeside Drive, Suite 100
Horsham, PA 19044
www.photomedex.com

_________

Notice of Annual Meeting of Stockholders
_________

Time:	9:00 a.m. (Eastern Time) on July 31, 2014

Place:	At the offices of Proskauer Rose LLP, located at Eleven Times Square, New York, NY 10036-8299

Purpose:	To consider and vote on the following proposals:

•
To elect seven (7) director nominees to the PhotoMedex board of directors as specified in “The PhotoMedex Annual Meeting—Proposal to Elect Directors” to serve until the next annual meeting of the PhotoMedex stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

•	To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as our independent registered public accounting firm for the year to be ended December 31, 2014;

•	To approve an amendment to the PhotoMedex 2005 Equity Compensation Plan; a copy of the amendment is attached as Annex A to this proxy statement;

•	To approve an amendment to the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan; a copy of the amendment is attached as Annex B to this proxy statement;

•	To approve an advisory resolution on the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement;

•	To vote on whether future advisory votes on the compensation paid to the Company’s Named Executive Officers should occur every year, every two years or every three years; and

•
To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

This proxy statement contains further information with respect to the business to be transacted at the PhotoMedex annual meeting. PhotoMedex will transact no other business at the annual meeting except such business as may properly be brought before the annual meeting or any adjournments or postponements thereof. Please refer to the proxy statement of which this notice forms a part for further information with respect to the business to be transacted at the annual meeting.

Board of Directors’ Recommendation:

The PhotoMedex Board of Directors unanimously recommends that the PhotoMedex stockholders vote “FOR” the election of the seven (7) director nominees; vote “FOR” the ratification of the appointment of Grant Thornton Israel as our independent registered public accounting firm for the year to be ended December 31, 2014; vote “FOR” the proposal to amend the PhotoMedex 2005 Equity Compensation Plan; vote “FOR” the proposal to amend the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan;  vote “FOR” the proposal to approve the advisory resolution on the compensation paid to the Company’s Named Executive Officers; vote to conduct future advisory votes on the compensation paid to the Company’s Named Executive Officers “every three years”; and vote “FOR” the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals mentioned above.

Record Date:

    Only stockholders of record of PhotoMedex common stock as of the close of business on June 09, 2014, the record date, are entitled to receive notice of the annual meeting and to vote at the PhotoMedex annual meeting or any adjournments or postponements thereof. As of the record date there were 19,049,582 shares of PhotoMedex common stock outstanding. Each share of PhotoMedex common stock is entitled to one vote on each matter properly brought before the annual meeting.

Vote Required for Approval:

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the annual/special meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the applicable annual meeting, or you may authorize the individuals named on your proxy card to vote your shares. To grant this authority, you may call the toll–free telephone number or use the Internet as described in the instructions included with your proxy card.

    On June 09, 2014 the closing sales price of PhotoMedex’s common stock, which trades on the NASDAQ Global Market (“NASDAQ”) under the symbol “PHMD,” was $12.79 per share. You should obtain current market quotations for PhotoMedex common stock.

PhotoMedex, Inc.
By order of the Board of Directors, /s/ Dolev Rafaeli
June 12, 2014 Horsham, PA	Dr. Dolev Rafaeli Chief Executive Officer

This proxy statement is dated June 12, 2014 and, together with the accompanying proxy card, is first being mailed to PhotoMedex stockholders on or about June 20, 2014.

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY TELEPHONE, OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy at any time before the annual meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished to you by the record holder.

The accompanying proxy statement provides a detailed description of the proposals for the annual meeting. We urge you to read the accompanying proxy statement carefully and in its entirety.

QUESTIONS AND ANSWERS ABOUT THE MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the annual meeting. These questions and answers may not address all questions that may be important to you as a PhotoMedex stockholder. To better understand these matters, you should carefully read this entire proxy statement. All references in this proxy statement to “PhotoMedex” refer to PhotoMedex, Inc., a Nevada corporation.

Q: What proposals are PhotoMedex stockholders being asked to consider?

A: PhotoMedex stockholders are being asked to:

•
To elect seven (7) director nominees to the PhotoMedex board of directors as specified in “The PhotoMedex Annual Meeting—Proposal to Elect Directors” to serve until the next annual meeting of the PhotoMedex stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

•	To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as our independent registered public accounting firm for the year to be ended December 31, 2014;

•	To approve an amendment to the PhotoMedex 2005 Equity Compensation Plan; a copy of the amendment is attached as Annex A to this proxy statement;

•	To approve an amendment to the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan; a copy of the amendment is attached as Annex B to this proxy statement;

•	To approve an advisory resolution on the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement;

•	To vote on whether future advisory votes on the compensation paid to the Company’s Named Executive Officers should occur every year, every two years or every three years; and

•
To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

Q: What are the recommendations of the PhotoMedex board of directors?

A: The board of directors has approved the seven proposals.

THE PHOTOMEDEX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE PHOTOMEDEX STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES; VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON ISRAEL AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR TO BE ENDED DECEMBER 31, 2014; VOTE “FOR” THE PROPOSAL TO AMEND THE PHOTOMEDEX 2005 EQUITY COMPENSATION PLAN; VOTE “FOR” THE PROPOSAL TO AMEND THE PHOTOMEDEX AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION

PLAN; VOTE “FOR” THE PROPOSAL TO APPROVE THE ADVISORY RESOLUTION ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS; VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS “EVERY THREE YEARS”; AND VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING FOR ANY PURPOSE, INCLUDING TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE THE PROPOSALS MENTIONED ABOVE.

Q: When and where will the annual and special meetings be held?

A: The annual meeting of PhotoMedex stockholders will be held at the offices of Proskauer Rose LLP, Eleven Times Square, New York, NY 10036-8299, on July 31, 2014 at 9:00 a.m., Eastern time.

Q: Who is entitled to vote at the annual/special meetings?

A: The record date for the PhotoMedex annual meeting is June 09, 2014. Only holders of shares of PhotoMedex common stock as of the close of business on the record date are entitled to notice of, and to vote at, the PhotoMedex annual meeting or any adjournment or postponement thereof. As of the record date there were 19,049,582 shares of PhotoMedex common stock outstanding.

Q: What constitutes a quorum for the annual meeting?

A: At the PhotoMedex annual meeting, a quorum for action on any subject matter exists under the Nevada Revised Statutes, which we refer to in this proxy statement as the “NRS”, when a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on the matter at issue or all matters to be voted on at such annual meeting, is present.

Q: What vote of PhotoMedex stockholders is required to approve the PhotoMedex proposals?

A: Proposal to Elect Directors: If a quorum is present, the election of directors requires the affirmative vote of a plurality of votes of the shares cast at the election.

Proposal to Ratify Appointment of Grant Thornton Israel: If a quorum is present, the ratification of the appointment of Grant Thornton Israel requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Amend the PhotoMedex 2005 Equity Compensation Plan: If a quorum is present, the approval of the proposal to amend the 2005 Equity Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Amend the PhotoMedex Amended and Restated 2000 Non-Employee Directors Stock Option Plan: If a quorum is present, the approval of the proposal to amend the 2005 Equity Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Approve an Advisory Resolution on the Compensation Paid to the Company’s Named Executive Officers: If a quorum is present, the approval of the proposal to approve an advisory resolution on the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Approve the Frequency of Future Advisory Votes on the Compensation Paid to the Company’s Named Executive Officers: If a quorum is present, the approval of the proposal to approve an advisory resolution on future advisory votes on the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting on one of the three presented options of a vote every one, two or three years.

Proposal to Adjourn the PhotoMedex Annual Meeting: If a quorum is present, the annual meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Q: How do PhotoMedex stockholders vote?

A: PhotoMedex stockholders have four voting options. You may vote using one of the following methods:

•
Internet. You can vote over the Internet by accessing the website at www.proxyvote.com, and following the instructions on the website. Internet voting is available 24 hours a day. If you vote over the Internet, do not return your proxy card.

•
Telephone. If you hold shares directly in your own name and are the holder of record, you can vote by telephone by calling the toll-free number 1-800-690-6903 in the United States, Canada or Puerto Rico on a touch-tone phone. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Telephone voting is available 24 hours a day. If, however, you hold the shares through a broker (“street name”) and not in your own name, then follow the specific instructions included in your proxy materials, including the specific phone number to use to vote your shares by phone.

•	Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement.

•
In Person. You may come to the PhotoMedex annual meeting and cast your vote there. The PhotoMedex board of directors recommends that you vote by proxy even if you plan to attend the PhotoMedex annual meeting. If your shares of PhotoMedex common stock are held in a stock brokerage account or through a bank, broker or other nominee, or, in other words, in “street name”, and you wish to vote in person at the PhotoMedex annual meeting, you must bring a letter from your bank, broker or nominee identifying you as the beneficial owner of the shares and authorizing you to vote such shares at the PhotoMedex annual meeting.

Q: What happens if I sell my shares of PhotoMedex common stock before the PhotoMedex annual meeting?

A: The record date of the PhotoMedex annual meeting, which we refer to in this proxy statement as the “PhotoMedex record date,” is earlier than the date of the PhotoMedex annual meeting. If you transfer your shares after the PhotoMedex record date but before the PhotoMedex annual meeting, you will retain your right to vote at the PhotoMedex annual meeting.

Q: May I change my vote after I have delivered my proxy or voting instruction card?

A: Yes. You may change your vote at any time before your proxy is voted at your annual meeting. You may do this in one of four ways:

•	by sending a notice of revocation to the corporate secretary of PhotoMedex, dated as of a later date than the date of the proxy and received prior to the PhotoMedex annual meeting;

•	by sending a completed proxy card bearing a later date than your original proxy card and mailing it so that it is received prior to the PhotoMedex annual meeting;

•
by logging on to the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions on the proxy card; or

•	by attending the annual meeting, and voting in person.

Your attendance alone will not revoke any proxy.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q: Whom should I call if I have questions about the proxy materials or voting procedures?

A: If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you may contact our transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail at P.O. Box 1342, Brentwood, NY 11717, or by telephone toll-free at (800) 733-1121. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank, or other nominee for additional information.

Q: What do I need to do now?

A: After carefully reading and considering the information contained in this proxy statement, please vote your shares as soon as possible so that your shares will be represented at the annual meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

THE PHOTOMEDEX ANNUAL MEETING

Date, Time and Place

These proxy materials are delivered in connection with the solicitation by PhotoMedex’s board of directors of proxies to be voted at the PhotoMedex annual meeting, which is to be held on July 31, 2014, beginning at 9:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, located at Eleven Times Square, New York, NY 10036-8299. On or about June 20, 2014, PhotoMedex will have commenced mailing this proxy statement and the enclosed form of proxy to its stockholders entitled to vote at the meeting.

Purpose of the PhotoMedex Annual Meeting

At the PhotoMedex annual meeting, PhotoMedex stockholders will be asked to consider and vote on proposals to:

•
To elect seven (7) director nominees to the PhotoMedex board of directors as specified in “The PhotoMedex Annual Meeting—Proposal to Elect Directors” to serve until the next annual meeting of the PhotoMedex stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

•	To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as our independent registered public accounting firm for the year to be ended December 31, 2014;

•	To approve an amendment to the PhotoMedex 2005 Equity Compensation Plan; a copy of the amendment is attached as Annex A to this proxy statement;

•	To approve an amendment to the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan; a copy of the amendment is attached as Annex B to this proxy statement;

•	To approve an advisory resolution on the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement;

•	To vote on whether future advisory votes on the compensation paid to the Company’s Named Executive Officers should occur every year, every two years or every three years; and

•
To approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described above.

Proposal No. 1 - Election of Directors

These seven (7) director nominees, if elected at the annual meeting, will hold office until the next annual meeting or until their successors are qualified, subject to their prior death, resignation or removal. There are no family relationships among any of our directors and executive officers. In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the seven (7) nominees listed herein below, all of whom are recommended by our board of directors and who have consented to be named and to serve if elected.

In the event that any nominee recommended by the Nominations and Corporate Governance Committee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Our board of directors knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the record date, and is based in part on information furnished by the nominees and in part from our records.

The affirmative vote of a plurality of votes of the shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote is required to elect the directors nominated above. That means the seven (7) nominees will be elected if they receive more affirmative votes than any other nominees.

The slate of nominees to the PhotoMedex board of directors is favored by PhotoMedex’s board of directors. The present board believes that the slate reflects a broad range of experience with regard to financial, investment and regulatory matters and to the various product lines and interests of the Company. Finally, the present board believes that the slate of directors contains individuals who will be able to assist in the further development of the Company and its product offerings.

The PhotoMedex board of directors unanimously recommends a vote FOR each director nominee listed below:

Lewis C. Pell

Dr. Yoav Ben-Dror

Dr. Dolev Rafaeli

Dennis M. McGrath

Trevor S. Harris

James W. Sight

Stephen P. Connelly

Directors, Executive Officers and Corporate Governance

    Our directors currently have terms which will end at our next annual meeting of the stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers. Members of our Board of Directors are encouraged to attend meetings of the Board of Directors and the Annual Meeting of Stockholders. The Board of Directors held five meetings and executed two unanimous written consents in lieu of a meeting in 2013. The Company encourages, but does not require, the directors to attend the Company’s Annual Meeting of Shareholders. The Company’s current directors, except for Dr. Harris who was appointed to the Board in February 2014, as well as the late director Dr. Melumad, attended the Company’s 2013 Annual Meeting of Shareholders.

Katsumi Oneda has notified the Company that he intends to retire from the Board effective July 31, 2014.  The Board has not yet conducted a search for a qualified nominee to replace Mr. Oneda, and therefore the board is only standing seven candidates for election, until a nominee for Mr. Oneda’s position is identified.

The following sets forth certain biographical information concerning our current directors and our executive officers as of June 9, 2014.

Name	Position	Age
Lewis C. Pell	Non-Executive Chairman of the Board of Directors	70
Yoav Ben-Dror	Non-Executive Vice Chairman of the Board of Directors	61
Dolev Rafaeli	Chief Executive Officer and Director	50
Dennis M. McGrath	President, Chief Financial Officer and Director	57
James W. Sight	Director	58
Stephen P. Connelly	Director	62
Katsumi Oneda (retiring)	Director	76
Trevor S. Harris	Director	59
Nahum D. Melumad (deceased)	Director	58

Mr. Oneda is retiring from the Board effective July 31, 2014.  Mr. Oneda’s information is included in this proxy for historical comparison only and as a reference component of the overall compensation awarded to the Company’s board for its service.

Dr. Nahum D. Melumad passed away on January 15, 2014; his information is included in this proxy for historical comparison only and as a reference component of the overall compensation awarded to the Company’s board for its service.

Directors and Executive Officers

Lewis C. Pell was appointed to our Board of Directors and was unanimously elected to serve as Non-Executive Chairman of the Board on December 12, 2011. Mr. Pell was a member of Radiancy’s Board since 1998. Mr. Pell has founded over a dozen successful medical technology companies during the past three decades. In 1979, he founded Pentax Precision Instruments, which was sold to Asahi Optical Co. in 1990. In 1983, he founded American Endoscopy Inc., which was sold to C.R. Bard, Inc. (BCR-NYSE) in 1986. In 1984, he founded Versaflex Inc., which was sold to Medtronic in 1988. In 1989, he founded Heart Technology Corp., which went public in the U.S. in 1992 and was sold to Boston Scientific Corp. (BSX-NYSE) in 1995. In 1991, he founded InStent Inc., which became a public company in 1995 and was sold to Medtronic in 1996. In 1994, he founded Influence Inc., which was sold to American Medical Systems Inc. in 1999. Working with Dr. Shlomo Ben-Haim, Mr. Pell founded Biosense Inc. in 1994, which was sold to Johnson & Johnson in 1997. He is currently chairman and an investor for a number of private medical device companies. In 1992, he founded and remains the chairman of Vision-Sciences, Inc. (VSCI-NASDAQ). Mr. Pell has a B.S. in political science from Brooklyn College and over 20 years of experience in the medical technology industry. Mr. Pell was selected to serve on the Company’s board because of his over thirty years’ experience in leadership roles in the medical device industry.

Yoav Ben-Dror was appointed to our Board of Directors and was elected to serve as Non-Executive Vice Chairman on December 12, 2011. Dr. Ben-Dror was the chairman of Radiancy’s Board since 2006. He is an entrepreneur with more than 30 years of experience in technology, medical devices and financial innovations. He currently serves on the Board of Dagon Batey-Mamguroth Le-Israel Ltd (silo houses), Final Inc. (high-frequency financial algorithm technology), Fitango Inc. (social network), Neurotech Solutions Ltd. (human cognition and behavior with an emphasis on attention deficit/hyperactivity disorder (ADHD)), and Impact First Investments Ltd. (investment management firm that specializes in social investing). He is a director at Keren Shemesh Foundation for the Encouragement of Young Entrepreneurs (in association with YBI (Youth Business International), a foundation assisting young entrepreneurs in transforming an idea into a successful sustainable small business), a director at Hatnuah Hezrachit Hachadasha Ltd. (social activity), and a trustee at the Hecht-Zilzer Trust (charity). Dr. Ben-Dror previously served on the Board of Cellcom Israel Ltd. (CEL-NYSE), Dubek Ltd. (tobacco) and Magic Box Ltd. (financial algorithm technology), and was a member of the Board of Trustees of the Holon Institute of Technology (H.I.T.) and a member of the Board of H.I.T. He was also involved with InStent Inc., Influence Medical Technologies Ltd. and Disc-O-Tech Medical Technologies Ltd. Dr. Ben-Dror is a member of the Israel Bar and holds a Doctor of the Science of Jurisprudence (J.S.D.) from the School of Law (Boalt Hall), University of California, Berkeley. Dr. Ben-Dror was selected to serve on the Company’s board because of his extensive background in business and financial entrepreneurship.

Dolev Rafaeli was appointed as our Chief Executive Officer and director in December 2011. Dr. Rafaeli joined Radiancy in February 2006 as president and CEO. He has over 25 years of experience managing international operations. Prior to joining Radiancy, Dr. Rafaeli served from 2004 to 2006 as president and CEO of the USR Group, a consumer electronics products manufacturer, managing operations in Israel, China, Hong Kong and the U.S. Between 2000 and 2004, Dr. Rafaeli founded and served as general manager of Orbotech Ltd. (ORBK-NASDAQ), an automated optical inspection capital equipment manufacturer for the electronics industry in China and Hong Kong, where he was instrumental in building these operations into a $100 million a year business. Between 1997 and 2000, Dr. Rafaeli served as CEO of USR Ltd., a global electronics contract manufacturing company providing design, supply chain and manufacturing services to dozens of clients in the communications, consumer and medical device fields. USR Ltd. employed approximately 1,000 individuals. Dr. Rafaeli previously served as director of operations and manager of the Arad manufacturing facility for Motorola in its Land Mobile Product Solutions division, manufacturing and distributing communications, consumer and other infrastructure electronics products in excess of $400 million annually. Dr. Rafaeli graduated with a B.Sc. in industrial engineering and management cum laude and a M.Sc. in operations management from the Technion-Israel Institute of Technology, and holds a Ph.D. in business management from Century University. Dr. Rafaeli was selected to serve on the Company’s board because of his over twenty-five years’ experience in consumer marketing and international sales and operations.

Dennis M. McGrath, upon completion of the merger with Radiancy, reassumed his role of Chief Financial Officer in addition to president and director of PhotoMedex, to which he was appointed in July 2009. Mr. McGrath had previously served as CEO from July 2009 until the Radiancy merger date of December 13, 2011, and as CFO and vice president, finance and administration from January 2000 through June 2009. He has held several senior-level positions in prior endeavors, including, from February 1999 to January 2000, serving as the COO of Internet Practice, the largest division for AnswerThink Consulting Group, Inc., a company specializing in business consulting and technology integration. Concurrently, from August 1999 until January 2000, Mr. McGrath served as CFO of Think New Ideas, Inc., a company specializing in interactive marketing services and business solutions. In addition to the financial reporting responsibilities, he was responsible for the merger integration of Think New Ideas, Inc. and AnswerThink Consulting Group, Inc. Prior to that, from September 1996 to February 1999, Mr. McGrath was CFO and executive vice-president, operations of TriSpan, Inc., an internet commerce solutions and technology consulting company that was acquired by AnswerThink Consulting Group, Inc. in 1999. Mr. McGrath is currently a director of Noninvasive Medical Technologies, Inc. and LabStyle, Inc. Mr. McGrath graduated with a B.S. in accounting from LaSalle University in 1979. Mr. McGrath was selected to serve on the Company’s board because of his over twenty years of experience in the development and implementation of innovative business and marketing practices.

James W. Sight was appointed to our Board of Directors on May 26, 2010, and served as Non-Executive Vice Chairman. Mr. Sight, an investor serving on the board of directors of various other public companies, has over 20 years of experience in corporate restructurings and financings. Within his experience Mr. Sight has been, since November 2007, a significant shareholder of Feldman Mall Properties, Inc., a real estate investment trust formerly listed on the New York Stock Exchange under the symbol FLMP, and has served in the office of the REIT’s President.  In 2012 that company was merged into Trade Street Realty (TSRE) and Mr. Sight resigned from the board at that time.  He acted from 1998 to 2011 as a consultant to LSB Industries (NYSE: LXU); and from 1995 to 2006, was a large shareholder in Westmoreland Coal (AMEX: WLB), and was active on its board of directors in directing the reorganization of the company and its emergence from Chapter 11. Mr. Sight was selected to serve on the Company’s board because of his over twenty years of experience in business operations and management.

Stephen P. Connelly was appointed to our Board of Directors on May 3, 2007. Mr. Connelly joined Viasys Healthcare, Inc., a medical technology and device company in August 2001 and served as President and Chief Operating Officer from November 2002 until August 2004. In addition, Mr. Connelly was formerly Senior Vice President and General Manager of the Americas as well as a member of the Executive Committee of Rhone Poulenc Rorer. Mr. Connelly’s broad background includes over twenty-five years of experience in the planning, development and management of rapid-growth marketing-driven businesses in the medical device and pharmaceutical fields. Since 1999, Mr. Connelly has been an adjunct professor at St. Joseph’s University, teaching international management and global strategy in the MBA program in the Haub School of Business. In addition, Mr. Connelly has a diverse and comprehensive business background, with expertise in such areas as strategic and tactical business development, joint ventures, mergers, acquisitions and corporate partnering, structuring and finance. Mr. Connelly is well-versed in every aspect of marketing, sales, general management, research and development of high-technology products and processes. Mr. Connelly possesses extensive international experience, having lived in Asia and having had operational P&L responsibility in many developed countries. Mr. Connelly was selected to serve on the Company’s board because of his over twenty-five years' background in the medical device industry and his experience in business development.

Katsumi Oneda was appointed to our Board of Directors on December 12, 2011. Mr. Oneda has notified the Board that he will be retiring effective July 31, 2014. Mr. Oneda co-founded Vision-Sciences Inc., served as its president and CEO from October 1993 to February 2003, and served as chairman from October 1993 to October 2005. He served as the vice-chairman of the Board of Directors of Vision-Sciences from May 1992 to October 1993, as honorary chairman of the Board of Directors from October 1991 to October 1993, and as the chairman of the Board of Directors from September 1990 to October 1991. He has been on the Board of Directors of Vision-Sciences since 1987. Mr. Oneda graduated from Sangyo Noritsu College in 1964. He has over 20 years of experience in the medical technology industry. Mr. Oneda was selected to serve on the company’s board of directors because of his twenty  years’ experience in the medical device industry.

Trevor Harris was appointed to our Board of Directors on February 27, 2014. Mr. Harris has been a faculty member of the Columbia Business School of Columbia University for more than 20 years, is former chair of the Accounting Division and has won numerous teaching awards. Currently he is The Arthur J. Samberg Professor of Professional Practice at Columbia and co-director of the Center for Excellence in Accounting and Security Analysis. Dr. Harris is a member of the Office of Financial Research’s Financial Research Advisory Committee, the Financial Reporting Policy Committee of the American Accounting Association and the editorial board of The Journal of Applied Corporate Finance. A respected consultant on national and international finance, investment and valuation matters, for two decades Dr. Harris has worked with and advised numerous corporations, including Morgan Stanley, Salomon Brothers, TIAA/CREF, Citicorp and the New York Stock Exchange. He has held a number of leadership and management positions with U.S. and global organizations, including serving as managing director and vice chairman of client services at Morgan Stanley. He has numerous publications to his credit and has made presentations on national and international accounting, finance and valuation issues. He received a Master of Commerce and Bachelor of Commerce degrees, and his Certificate of Accountancy, from the University of Cape Town, South Africa, and a doctorate in Business Administration from the University of Washington in 1983. Dr. Harris was selected to serve on the Company’s board because of his twenty years’ experience and his background in national and international financial and accounting matters.   Dr. Harris and Dr. Melumad were fellow faculty members at Columbia Business School; Dr. Ben-Dror recommended Dr. Harris to the Board’s Nominations and Corporate Governance Committee.

Nahum Melumad was appointed to our Board of Directors on December 12, 2011; on January 15, 2014, Dr. Melumad passed away. He was the James Dohr Professor of Accounting and Business Law at the Columbia Business School (CBS). He had been a member of the CBS faculty since 1993. Between 2000 and 2006, he served as the chairman of the accounting division at CBS. Professor Melumad was the recipient of the 2005 Annual CBS Dean’s Award for Excellence in MBA/EMBA teaching. Between 2003 and 2008, he co-directed the CBS/NYSE Program for directors of public companies titled “Integrity in Financial Disclosure.” Prior to joining CBS, he was a member of faculty at the Stanford Business School. Professor Melumad had served as a consultant and advisor to many organizations, including Bristol-Myers Squibb Co. (BMY-NYSE), General Electric Co. (GE-NYSE), the NYSE and Morgan Stanley (MS-NYSE). Professor Melumad was a CPA and held both an MBA and Ph.D. from the University of California, Berkeley. Dr. Melumad had been selected to serve on the Company’s board because of his twenty years’ background in accounting and his financial expertise.

With respect to the incumbent members of the Board of Directors, none of the members has, in the past 10 years, been subject to a federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to any legal proceedings, which include judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity or based on violations of federal or state securities, commodities, banking, or insurance laws and regulations, or any settlement to such actions, and any disciplinary sanction or order imposed by a stock, commodities or derivatives exchange other self-regulatory organization.

Board Leadership Structure

In accordance with the provisions of our Bylaws, the total number of directors who serve on our Board of Directors is currently set at eight.

We choose to separate the position of our Chief Executive Officer from that of our Chairman of the Board of Directors. Our Board of Directors has made this decision based on their belief that an independent Chairman of the Board can act as a balance to the Chief Executive Officer, who also serves as a non-independent director. The Board of Directors also has provided for the post of Vice Chairman, who will fulfill the duties of the Chairman when circumstances preclude the Chairman from fulfilling the duties of the chairmanship.

Our Board of Directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. While management is responsible for identifying risks, our Board of Directors has charged the Audit Committee of the Board of Directors with evaluating financial and accounting risk, the Compensation Committee of the Board of Directors with evaluating risks associated with employees and compensation. Investor-related risks are usually addressed by the Board as a whole. We believe an independent Chairman of the Board adds an additional layer of insight to our Board of Directors’ risk oversight process.

Compensation, Nominations and Corporate Governance and Audit Committees

General.    Our Board of Directors maintains charters for select committees. In addition, our Board of Directors has adopted a written set of corporate governance guidelines and a code of business conduct and ethics and a code of conduct for our chief executive and senior financial officers that generally formalize practices that we already had in place. We have adopted a Code of Ethics on Interactions with Health Care Professionals, an Anti-Fraud Program and a policy for compliance with the Foreign Corrupt Practices Act. To view the charters of our Audit, Compensation and Nominations and Corporate Governance Committees, Code of Ethics, corporate governance guidelines, codes of conduct and whistle blower policy, please visit our website at www.photomedex.com, under the Corporate Governance section of the Investor Relations page (this website address is not intended to function as a hyperlink and the information contained on our website is not intended to be a part of this Report). In compliance with Nasdaq rules, the majority of our Board of Directors is comprised of independent directors. The Board of Directors determined in 2013 that, except for Messrs. Rafaeli and McGrath, who are our Chief Executive Officer and Chief Financial Officer, respectively, all current members of the Board of Directors are independent under the revised listing standards of Nasdaq.

Compensation Committee.    Our Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of our Chief Executive Officer and other executive officers, produces an annual report on executive compensation for inclusion in our annual proxy statement that is included in this Report and provides general oversight of compensation structure. Other specific duties and responsibilities of the Compensation Committee include:

•	reviewing and approving objectives relevant to executive officer compensation;
•
evaluating performance and recommending to the Board of Directors the compensation, including any incentive compensation, of our Chief Executive Officer and other executive officers in accordance with such objectives;

•	reviewing employment agreements for executive officers;
•	recommending to the Board of Directors the compensation for our directors;
•	administering our equity compensation plans (except the Non-Employee Director Plan) and other employee benefit plans;
•	evaluating human resources and compensation strategies, as needed; and
•	evaluating periodically the Compensation Committee charter.

Our Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee is currently composed of Messrs. Ben-Dror, Connelly and Pell. Dr. Ben-Dror serves as the Chairman of the Compensation Committee. Our Board of Directors determined that each member of the Compensation Committee in 2013 satisfies the independence requirements of Nasdaq. The Compensation Committee held two formal meetings during 2013.

The Compensation Committee reviews executive compensation from time to time and reports to the Board of Directors, which makes all final decisions with respect to executive compensation. The Compensation Committee adheres to several guidelines in carrying out its responsibilities, including performance by the employees, our performance, enhancement of stockholder value, growth of new businesses and new markets and competitive levels of fixed and variable compensation. The report of the Compensation Committee for 2013 is presented below.

Nominations and Corporate Governance Committee.    Our Board of Directors has established a Nominations and Corporate Governance Committee for the purpose of reviewing all Board of Director-recommended and stockholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board of Directors as to which persons should be our Board of Directors’ nominees. Our Board of Directors has adopted a written charter for the Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee is currently composed of Messrs. Sight and Oneda. Mr. Oneda is retiring as of July 31, 2014; a new member to that Committee will be determined after the Annual Meeting of Shareholders. Mr. Sight serves as the Chairman of the Nominations and Corporate Governance Committee. Our Board of Directors determined in 2013 that each member of the Nominations and Corporate Governance Committee satisfies the independence requirements of Nasdaq. The Nominations and Corporate Governance Committee held one meeting during 2013 in conjunction with a meeting of the full Board of Directors.

The duties and responsibilities of the Nominations and Corporate Governance Committee include:

•	identifying and recommending to our Board of Directors individuals qualified to become members of our Board of Directors;
•	recommending to our Board of Directors the director nominees for the next annual meeting of stockholders;
•	recommending to our Board of Directors director committee assignments;
•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

•	monitoring the independence of our directors;
•	developing and overseeing the corporate governance principles applicable to members of our Board of Directors, officers and employees;
•	reviewing and approving director compensation and administering the Non-Employee Director Plan;
•	monitoring the continuing education for our directors; and
•	evaluating annually the Nominations and Corporate Governance Committee charter.

The Nominations and Corporate Governance Committee considers these requirements when recommending nominees to our Board of Directors. Our Nominations and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for our directors. Our Nominations and Corporate Governance Committee will regularly assess the appropriate size of our Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or other circumstances. When considering potential director nominees, the Nominations and Corporate Governance Committee also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of the needs of PhotoMedex and of our existing directors. The Nominations and Corporate Governance Committee also seeks director nominees who are from diverse backgrounds and who possess a range of experiences as well as a reputation for integrity. The Nominations and Corporate Governance Committee considers all of these factors to ensure that our Board of Directors as a whole possesses a broad range of skills, knowledge and experience useful to the effective oversight and leadership of the Company.  The Committee will also consider shareholder-nominated candidates for the Company’s Board of Directors; no such nominations were received by the Committee for this 2014 Annual Meeting of Shareholders.

Audit Committee.    Our Board of Directors has established an Audit Committee to assist it in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of our independent auditors and an internal audit function and risk assessment and risk management. The duties of our Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;
•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;
•	reviewing disclosure controls and procedures, internal control over financial reporting, any internal audit function and corporate policies with respect to financial information;
•	reviewing other risks that may have a significant impact on our financial statements;
•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters;
•	approving all related party transactions, as defined by applicable Nasdaq Rules, to which the Company is a party; and
•	evaluating annually the Audit Committee charter.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has adopted a written charter for the Audit Committee that meets the applicable standards of the Commission and Nasdaq. The members of the Audit Committee are Messrs. Ben-Dror, Harris and Connelly. Dr. Melumad served as the Chairman of the Audit Committee until his death on January 15, 2014. Mr. Connelly served as the acting Chairman of the Audit Committee until Dr. Trevor Harris was appointed to the board of directors on February 27, 2014.  Dr. Harris has served as the Chairman of the Audit Committee since April 1, 2014. The Audit Committee meets regularly and held eight meetings during 2013.

The Board of Directors determined in 2013 that each member of the Audit Committee satisfies the independence and other composition requirements of the Securities and Exchange Commission (the “Commission”) and Nasdaq. Our Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial expertise required by applicable Nasdaq rules.

Stockholder Communications with the Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to Michele Pupach, Corporate Counsel at mpupach@photomedex.com or to the following address (our principal executive offices): Board of Directors, c/o Corporate Secretary, 100 Lakeside Drive, Horsham, Pennsylvania 19044. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;
•	the name and address, as they appear on our books, of the stockholder sending such communication; and
•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Ms. Pupach or the Corporate Secretary, as the case may be, will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case Ms. Pupach or the Corporate Secretary, as the case may be, has the authority to discard the communication or to take appropriate legal action regarding such communication.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the Commission initial reports of ownership and reports of changes in ownership of our equity securities. As of March 17, 2014, we believe, based solely on a review of the copies of such reports furnished to us and representations of these persons that no other reports were filed and that all reports needed to be filed have been filed for the year ended December 31, 2013.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

Introduction

This Compensation Discussion and Analysis describes our compensation program and objectives for our Named Executive Officers for our fiscal year ending December 31, 2013, or fiscal 2013. Our Named Executive Officers for fiscal 2013 were Dr. Dolev Rafaeli, our Chief Executive Officer, and Dennis M. McGrath, our President and Chief Financial Officer.

The Compensation Committee of our Board of Directors is responsible for reviewing and approving the annual compensation of our Named Executive Officers.  The Compensation Committee is composed solely of directors who are not our current or former employees, and each is independent under the revised listing standards of Nasdaq. Our Board of Directors has delegated to the Compensation Committee the responsibility to review and approve our compensation and benefits plans, programs and policies, including the compensation of our Chief Executive Officer and our President and Chief Financial Officer as well as middle-level management and other key employees. The Compensation Committee administers all of our executive compensation programs, incentive compensation plans and equity-based plans and provides oversight for all of our other compensation and benefit programs.

The key components of the compensation program for our Named Executive Officers are base salary, bonus and long-term incentives, which for fiscal 2013 was granted to the Named Executive Officers in the form of stock options under our 2005 Equity Plan. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Objectives of Compensation Program

The Compensation Committee governs and administers our compensation plans with the intent to support the achievement of our long-term strategic objectives, to enhance stockholder value, to attract, motivate and retain highly qualified employees by paying them competitively and rewarding them for their own success and ours. Included in this evaluation is an analysis whether the Company’s incentive compensation arrangements, including short-term (annual cash incentive) and long-term (equity awards) components, encourage unnecessary or excessive risks. Although incentive compensation is discretionary, the Compensation Committee typically considers overall performance of the Company when granting cash incentive awards and considers several factors, including each Named Executive Officer’s contributions to the growth of the Company for the benefit of the stockholders when granting incentive equity awards. We have no retirement plans or deferred compensation programs in effect for our Named Executive Officers, except for our 401(k) plan in which our Named Executive Officers are eligible to participate and is made generally available to all of our employees. We do not have a specific formula for allocating between cash and non-cash compensation, which has been in the form of stock options and awards of restricted stock.

In order to assess whether our compensation program is competitive and effective, the Compensation Committee relies on its own comparative review of peer companies. As an ongoing matter, the Compensation Committee does not regularly engage third-party consultants to advise on our compensation policies. Furthermore, our Compensation Committee does not delegate its responsibilities for reviewing and approving Named Executive Officer compensation.

What Our Compensation Program is Designed to Reward

The key components of the compensation program for our Named Executive Officers are base salary, bonus and long-term incentives under the 2005 Equity Plan. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn superior rewards when merited by individual and corporate performance.

Stock price performance has not been a factor in determining annual compensation insofar as the price of our common stock is subject to a number of factors outside of our control. We have endeavored through grants of stock options to our Named Executive Officers to incentivize individual and team performance by providing a meaningful stake in us that links their compensation to our overall success.

Elements of Company’s Compensation Plan and How Each Element Relates to Objectives

There are three primary elements in the compensation package of our executive officers: base salary, bonus and long-term incentives. Compensation payable in the event of the termination of an executive’s employment with the Company is a secondary but material element in the package.

Base Salaries.    Base salaries for our Named Executive Officers are designed to provide a base pay opportunity that is appropriately competitive within the marketplace. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be dependent on our financial performance and stock price appreciation rather than base salary. Adjustments to each individual’s base salary are made in connection with annual performance reviews and an assessment of market competitiveness. No adjustments were made for fiscal 2013 to the base salaries paid to Dr. Rafaeli and Mr. McGrath ($450,000 and $325,000, respectively).

Bonus.    Generally, at the outset of a fiscal year, the Compensation Committee establishes a bonus program for our Named Executive Officers and other managers and key employees eligible to participate in the program. The program is based on a financial plan for the fiscal year and other business factors. The amount of bonus, if any, hinges on corporate performance and financial condition and on the performance of the participant in the program. A program will typically allow some partial or discretionary awards based on an evaluation of the relevant factors. Provision for bonus expense is typically made over the course of a fiscal year. The provision becomes fixed, based on the final review of the Compensation Committee, which is usually made after the financial results of the fiscal year have been reviewed by our independent accountants.

On January 24, 2013, the Board of Directors approved and adopted a 2013 annual bonus plan for employees, including Mr. McGrath. The 2013 bonus plan includes performance incentives for achievement of the corporate financial goals that are designed to motivate, retain and reward our employees based upon the achievement of corporate revenue and profitability objectives, as well as individual objectives in certain cases. The targeted incentive compensation and the revenue and profitability goals for each employee were established by the Compensation Committee at the outset of the year. At year-end and upon compilation of the financial results, the Compensation Committee met to review the Company’s financial results compared with plan goals and determine the level of performance incentive awards to be paid based upon the measurement of attainment of plan goals.

Mr. McGrath's target bonus under the 2013 bonus plan was 72% of his salary based on the Company's level of achievement of revenue and profitability goals as set out by the board of directors at the beginning of the year, as well as individual goals related to the efficient integration of the post merged companies and corporate development initiatives. Actual achievement of the Company's financial goals was substantially exceeded, resulting in a bonus of $195,000, or 60% of salary. In addition, the Compensation Committee determined to pay Mr. McGrath a discretionary bonus of $39,000, or 20% of the portion earned under the Company’s financial goals provision, based on exceeding his individual objectives.

Long-Term Incentives.    Grants of stock options under our stock option plans are designed to provide our Named Executive Officers and other managers and key employees with an opportunity to share, along with stockholders, in our long-term performance. Stock option grants are generally made annually to all Named Executive Officers, with additional grants being made following a significant change in job responsibility, scope or title or a significant achievement. The size of the option grant to each Named Executive Officer is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon several factors, including the individual’s current position with us, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term, but the Compensation Committee has the flexibility to make adjustments to those factors at its discretion. The Compensation Committee also takes into account the number of unvested options held by the Named Executive Officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

We generally grant stock options with a five-year vesting schedule and 10 year term from the date of grant. The exercise price of options granted is at no less than 100% of the fair market value of the underlying stock on the date of grant. The options granted to Named Executive Officers as a rule have provisions by which vesting and exercisability are accelerated in the event of a change of control or a termination of employment initiated by us other than for cause. Such provisions are found in Dr. Rafaeli’s and Mr. McGrath’s employment agreements.

Similar criteria are applied in making awards of restricted shares of our common stock under the 2005 Equity Plan, but in the case of restricted stock, we can base the vesting schedule of the restricted stock on the price performance of our common stock.

Compensation on Termination of Employment or Change of Control.  We have employment agreements with Dr. Rafaeli and Mr. McGrath. Each of these agreements provides for severance upon termination of employment, whether in context of a change of control or not. See “Potential Payments on Termination of Employment or Change of Control” below.

Perquisites. We provide our Named Executive Officers with certain perquisites that we do not consider to be a significant part of their compensation. Under their employment agreements, we provide Mr. McGrath with an automobile allowance of $1,000 per month. In addition, we provide Dr. Rafaeli with, and pay all expenses for, a telephone for his residence and he is eligible to receive the equivalent of economy round trip airfare tickets for all of his family members for an annual home leave between the US and Israel..

The Company pays the premiums for supplementary life insurance policies for both Dr. Rafaeli and Mr. McGrath. Both also receive a matching contribution from the Company to their 401(k) under the Company’s 401(k) Plan which is available to all employees.

How Amounts Were Selected for Each Element of an Executive’s Compensation

Each executive’s current and prior compensation is considered in setting future compensation. In addition, the Compensation Committee reviews from time to time the compensation practices of other companies, particularly our peer companies. To some extent, our compensation plan is based on the market and the companies we compete against for executives. Base salary and the long-term incentives are not set with reference to a formula.

An executive’s target bonus amount is set by an executive’s employment agreement, which was negotiated at arm’s length. A target bonus, or a portion thereof, is earned, based on fulfillment of conditions, which are set by the Compensation Committee at the outset of a fiscal year.

As a general rule, options and restricted stock awards are made after the financial results for the prior year have been audited and reported to our Board of Directors. Grants and awards are valued, and exercise prices are set, as of the date the grant or award is made. Exceptions to the general rule may arise for grants made to recognize a promotion or to address the effect of expiring options. The Compensation Committee may elect to defer a grant until after the Company has made public disclosure of its financial results, typically in a conference call on earnings. In such a case, the exercise price is set at the higher of the closing price on the approval date or the fixed grant date. In these deliberations, the Compensation Committee does not delegate any related function, unless to the Board of Directors as a whole, and the grants or awards made to the Named Executive Officers are valued under the same measurement standards as grants made to other grantees.

For fiscal 2013, our Compensation Committee granted stock options to Dr. Rafaeli and Mr. McGrath to purchase 47,500 and 35,000 shares of our common stock, respectively. The stock options have an exercise price of $20, which is a premium above the closing price on February 28, 2013 (the last trading date prior to the grant date) of $14.66. The premium exercise price is intended to incentivize our Named Executive Officers and align their interests with those of our stockholders. The stock options will vest and become exercisable in five equal installments on each of the first five anniversaries of the date of grant subject to the individuals continued employment with the Company, with accelerated vesting upon a change in control.

Accounting and Tax Considerations

We have adopted accounting standard, FASB ASC Topic 718 under which, we are required to value stock options granted and restricted stock awarded. We continue to follow this accounting standard after the reverse acquisition on December 13, 2011.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Code, there is a limit placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation (other than its chief financial officer) exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. Compensation resulting from options is indexed as performance-based. To the extent consistent with the objectives of our compensation program, we intend to maximize the deductibility of compensation for tax purposes. The Compensation Committee may however, decide to exceed the tax deductible limits established under Section 162(m) of the Code, when such a decision appears to be warranted based upon competitive and other factors.

Overview of Executive Employment Agreements and Option Awards

Employment Agreement with Dolev Rafaeli.    We are party to an employment agreement with Dolev Rafaeli, pursuant to which he serves as the Chief Executive Officer of PhotoMedex and the Chief Executive Officer and President of Radiancy. The employment agreement has an initial term of three years that commenced on December 13, 2011, the date of the closing of our merger with Radiancy and will thereafter automatically renew for one-year periods, unless either party provides notice of nonrenewal at least 60 days prior to the end of the then-applicable term. Under the employment agreement, Dr. Rafaeli's salary is $450,000 per annum. In addition, Dr. Rafaeli is entitled to a bonus equal to 1% of the Company’s sales (calculated as 1% of recognized U.S. GAAP sales reported in our consolidated quarterly financial reports presented to our Board of Directors), which bonus, when combined with his other annual remuneration from the Company may not exceed a $1,000,000 annual threshold. Such bonus will be paid quarterly. The Company stockholders approved that Dr. Rafaeli shall be entitled to an additional quarterly cash bonus equal to 1% of the sales of the Company in excess of such target threshold amount as the Compensation Committee shall determine (the "Second-Tier Bonus"). Following the end of each quarterly performance period, the Committee shall determine the Second-Tier Bonus for that quarter by calculating 1% of the Company's U.S. GAAP sales in excess of the threshold amount. Upon the termination of Dr. Rafaeli's employment by PhotoMedex without cause or by Dr. Rafaeli for good reason, he will be entitled to severance benefits as described in the section below entitled “Potential Payments on Termination of Employment or Change of Control”.

Employment Agreement with Dennis M. McGrath.    We are party to an employment agreement with Dennis M. McGrath pursuant to which he serves as our President and Chief Executive Officer. The employment agreement has an initial term of three years that commenced on December 13, 2011, the date of the closing of our merger with Radiancy, and will thereafter automatically renew for one-year periods, unless either party provides notice of non-renewal at least 60 days prior to the end of the then-applicable term. Mr. McGrath’s 2013 annual base salary under his employment agreement is $325,000 and he is eligible to receive an annual bonus of up to 60% of his base salary based on the attainment of individual and corporate goals determined and set by our Board of Directors. In addition, he is entitled to participate in the long-term equity incentive programs established by the Company for its senior level executives generally commensurate with his position. The severance arrangements contained in Mr. McGrath’s employment agreement are summarized in the section below entitled “Potential Payments upon Termination of Employment or Change in Control.”

SUMMARY COMPENSATION TABLE

The following table includes information for the years ended December 31, 2012, 2011 and 2010 concerning compensation for our Named Executive Officers. Mr. McGrath was Chief Executive Officer and President until December 13, 2011, at which time the Board of Directors appointed Dr. Rafaeli to serve as our Chief Executive Officer.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Dolev Rafaeli, Chief Executive Officer (4)	2013	450,000	2,246,640	0	451,345	35,673	3,183,658
	2012	450,000	2,206,982	0	1,106,000	40,549	3,803,531
	2011	450,000	1,560,265	26,226,304	0	47,718	28,284,287

Dennis M. McGrath, President and Chief Financial Officer	2013	337,500	234,000	0	332,570	17,642	921,712
	2012	325,000	234,000	0	711,000	18,487	1,288,487
	2011	325,000	234,000	3,855,000	772,685	22,126	5,208,811

(1)	“Non-Equity Incentive Plan Compensation” in the foregoing table is the bonus earned in 2013, 2012 and 2011, even though such bonus may have been paid in a subsequent period.
(2)
The amounts shown for option awards, restricted stock awards and stock purchase rights relate to shares granted under our 2005 Equity Plan. These amounts are equal to the aggregate grant-date fair value with respect to the awards made in 2013, 2012 and 2011, computed in accordance with FASB ASC Topic 718 (formerly SFAS 123R), before amortization and without giving effect to estimated forfeitures. For information regarding the number of shares subject to 2013 awards, other features of those awards and the grant-date fair value of the awards, see the Grants of Plan-Based Awards Table below.

(3)
“All Other Compensation” includes car allowance ($1,000 per month), premiums for supplementary life and/or disability insurance of $3,111 and matching 401(k) plan contributions of $2,531 for Mr. McGrath. For Dr. Rafaeli it includes matching 401(k) plan contributions of $29,124 and premiums for supplementary life and/or disability insurance of $6,549.

(4)	All of Dr. Rafaeli’s compensation in 2011 was paid by Radiancy, Inc., except for $93,460 of base salary.
(5)	The 2013 “Non-Equity Inventive Plan Compensation” for Mr. McGrath included a payment of $39,000 paid pursuant to discretion exercised by the Compensation Committee under that incentive plan.

Potential Payments on Termination of Employment or Change of Control
Potential payments to our Named Executive Officers on termination of employment or upon a change of control of the Company are governed by their respective employment agreements and by the terms of their option agreements and restricted stock agreements or plan document.

Pursuant to the terms of their employment agreements, should (1) the Company terminate Dr, Rafaeli’s or Mr. McGrath’s employment without cause, (2) Dr. Rafaeli or Mr. McGrath resign for good reason or (3) the Company fail to renew the applicable employment agreement (in each instance, whether in the context of a change in control or otherwise), then the affected individual will become entitled to the following benefits upon his delivery of an effective release to the Company:

(i)
Continued payment of his annual base salary in effect at the time of such termination for the remainder of the initial term or any renewal term, payable in installments in accordance with the Company’s payroll practices based on the terms of the agreement;

(ii)
For Dr. Rafaeli – continued payment of his First Tier Bonus, for the remainder of the initial term or any renewal term.
For Mr. McGrath - a pro-rated annual bonus for the year in which such termination occurs;

(iii)	continued medical and dental coverage for himself and his eligible dependents for the remainder of the initial term or any renewal term (or, if less, 18 months) following such termination;
(iv)
continued coverage under the Company’s long-term and short-term disability plans for the remainder of the initial term or any renewal term  following such termination, or if such coverage is unavailable, a monthly payment equal to the monthly premium for such coverage;

(v)
a monthly cash payment for the remainder of the initial term or any renewal term equal to the premium cost to maintain the individual’s life insurance coverage at the level of coverage in effect at the time of such termination;

(vi)	a tax gross-up to the extent to which the amounts in subparagraphs (iv) or (v) above are taxable to the individual; and
(vii)
full acceleration of all outstanding equity awards held by the individual at the time of such termination. Each outstanding option will remain exercisable until the earlier of the 60-month, or 12-month, anniversary of his termination date for Dr. Rafaeli and Mr. McGrath, respectively, and the option’s expiration date.

If the Named Executive Officer does not timely execute and deliver a release, then in lieu of the foregoing payments and benefits he will only be entitled to any payments and benefits then available under the Company’s then current severance pay plan or arrangement for employees without delivery of a release.

In addition, pursuant to the terms of his employment agreement, upon termination Dr. Rafaeli's employment for any reason, we will pay for his household relocation costs between the US and Israel and reimburse him for all reasonable out of pocket relocation expenses. Additionally, we will pay for the equivalent of economy class airfare tickets of all family members between the US and Israel.

If any of the events set forth in the table below had occurred by December 31, 2013, then we estimate the value of the benefits that would have been triggered and thus accrued to Dr. Rafaeli and Mr. McGrath and had the triggering event occurred on December 31, 2013 and they timely delivered a release, would be as set forth below.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

Name	Benefit	Before Change in Control Termination w/o Cause or for Good Reason ($)	After Change in Control Termination w/o Cause or for Good Reason ($)	Voluntary Termination	Death (1)	Disability (1)	Change in Control

Dolev Rafaeli	Salary & bonus (1)(2)	$431,250	$431,250	0	0	0	N/A
	Health continuation	15,387	15,387	0	0	0	N/A
	AD&D insurance	1,690	1,690	0	0	0	N/A
	Executive life ins.	6,276	6,276	0	0	0	N/A
	Accelerated vesting (3)	0	0	0	0	0	N/A
	Tax gross-up (4)	13,277	13,277	0	0	0	N/A
	TOTAL	$467,880	$467,880	0	0	0	N/A

Dennis McGrath	Salary & bonus (1)(2)	$311,458	$311,458	0	0	0	N/A
	Health continuation	15,387	15,387	0	0	0	N/A
	AD&D insurance	1,690	1,690	0	0	0	N/A
	Executive life ins.	2,981	2,981	0	0	0	N/A
	Accelerated vesting (3)	1,294,000	1,294,000	0	0	0	N/A
	Tax gross-up (4)	7,785	7,785	0	0	0	N/A
	TOTAL	$1,633,301	$1,633,301	0	0	0	N/A

(1)	An executive’s salary and benefits are paid through the end of the month of termination due to death or disability, except that we will pay the disability premiums during the period of disability.
(2)
Severance based on 2013 salary and pro-rata bonus levels. In addition to the salary and pro-rata bonus listed above, Dr. Rafaeli would be entitled to a bonus of 1% of sales for the remainder of the initial term or any renewal term.

(3)
If upon a change of control, the acquirer does not desire the services of the executive, then any unvested restricted stock will vest. The closing price of our stock on December 31, 2013 was $12.95 per share.
The gain associated with the acceleration of a share of restricted stock upon a change of control is calculated as the difference between the closing price of our common stock on the date of such event and the purchase price of such share of restricted stock.

(4)	Tax gross-ups are with respect to supplementary executive life and/or disability insurance benefits.

Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to the options granted and restricted stock awarded during or for the year ended December 31, 2013 to our Named Executive Officers. The stock awards and option grants reflected below were awarded under the 2005 Equity Plan.

GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Dolev Rafaeli	2/28/13	-	$2,246,640	-	47,500	20.00	14.75	451,345

Dennis McGrath	2/28/13	-	$195,000	-	35,000	20.00	14.75	332,570

(1)	Computed in accordance with FASB ASC Topic 718, formerly SFAS 123 (R).

Outstanding Equity Awards Value at Fiscal Year-End Table

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year end, December 31, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)

Dolev Rafaeli	28,0000	112,000	0	20.00	3/18/2022	0	0	N/A	N/A
	0	47,500	0	20.00	2/28/2023	0	0	N/A	N/A

Dennis McGrath	8,750	0	0	6.24	6/15/19	0	0	N/A	N/A
	0	N/A	0	N/A	N/A	0	0	33,333	431,662
	0	N/A	0	N/A	N/A	0	0	66,667	863,338
	10,600	0	0	20.00	12/13/21	0	0	N/A	N/A
	50,100	0	0	15.60	12/13/21	0	0	N/A	N/A
	18,000	72,000	0	20.00	3/18/22	0	0	N/A	N/A
	0	35,000	0	20.00	2/28/23	0	0	N/A	N/A

(1)	The market value of unvested shares of restricted stock is based on $12.95 per share, which was the closing price of our stock on December 31, 2013.

(2)	All options grants were under the 2005 Equity Plan.

Mr. McGrath vests in the 100,000 shares of restricted stock granted on March 30, 2011 equally on each of the first three anniversaries of the Merger Date, viz. December 13, 2012; December 13, 2013; and December 13, 2014. Mr. McGrath vests in the 200,000 shares of restricted stock granted on the Merger Date equally on each of the first three anniversaries of the Merger Date. The outstanding stock options vest ratably on each of the five anniversaries of the grant date.

Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Dennis M. McGrath	-	-	100,000	1,225,000

(1)	Value realized is determined by multiplying the market price of the common stock on the applicable vesting date by the number of shares that vested on that date.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of our Board or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included herein. Based on the review and discussion referred to above, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis referred to above be included herein.

Compensation Committee

Yoav Ben-Dror	Stephen Connelly	Lewis Pell

Director Compensation

Directors who are also our employees receive no separate compensation for serving as directors or as members of committees of our Board of Directors. Directors who are not our employees are compensated under the Non-Employee Director Plan. Effective December 12, 2011, each outside director receives an annual cash retainer of $40,000, payable quarterly and the chairman of each committee receives an additional annual fee of $10,000 for audit, $5,000 for each of compensation and nominations. Dr. Ben-Dror receives a monthly payment of $30,000 for his services as the executive director for Radiancy Ltd. and Photo Therapeutics, Ltd. The table below sets forth our non-employee directors’ compensation for the year ended December 31, 2013.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned ($)	Stock Awards ($) (1)	Total ($)

Lewis Pell	40,000	0	40,000

Yoav Ben-Dror	405,000	0	405,000

Nahum Melumad	50,000	0	50,000

Katsumi Oneda	40,000	0	40,000

James W. Sight	45,000	0	45,000

Stephen P. Connelly	40,000	0	40,000

(1)
The amounts shown for stock awards relate to shares granted under our Non-Employee Director Plan. These amounts are equal to the aggregate grant-date fair value with respect to the stock awards for financial statement purposes.

Limitation on Directors' Liabilities; Indemnification of Officers and Directors

Our Articles of Incorporation and bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our Articles of Incorporation and bylaws also contain extensive indemnification provisions, which will permit us to indemnify our officers and directors to the maximum extent provided by Nevada law. Pursuant to our Articles of Incorporation and under Nevada law, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for breaches which involve intentional misconduct, fraud or a knowing violation of law.

Directors' and Officers' Liability Insurance

We have obtained directors' and officers' liability insurance, which expires on December 13, 2014. We are required under our indemnification agreements to maintain such insurance for us and members of our Board of Directors. We also provided tail insurance for the directors of Radiancy.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

    The following table reflects, as of June 09, 2014, the beneficial common stock ownership of: (a) each of our directors, (b) each executive officer, (c) each person known by us to be a beneficial holder of five percent (5%) or more of our common stock, and (d) all of our executive officers and directors as a group. Unless otherwise provided in the accompanying footnotes, the information used in the table below was obtained from the referenced beneficial owner.
.

Name and Address Of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
Lewis C. Pell (2)	1,775,319	9.3%
Yoav Ben-Dror (3)	1,380,921	7.2%
Dolev Rafaeli (4)	1,090,374	5.7%
Dennis M. McGrath (5)	294,267	1.5%
Katsumi Oneda (7)	1,325,164	7.0%
James W. Sight (8)	254,486	1.3%
Stephen P. Connelly (9)	19,943	*
Trevor Harris (10)	5,000	*
Shlomo Ben-Haim (11)	1,806,263	9.5%
LSV Asset Management (12)	996,969	5.2%
All directors and officers as a group (eight persons) (13)	6,153,742	31.8%

*           Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the Commission. Shares of common stock subject to delivery, or subject to options or warrants currently exercisable or exercisable, within 60 days of June 09, 2014, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Unless otherwise indicated, the listed officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 19,049,582 shares of common stock outstanding as of June 09, 2014.

(2)
Includes 1,175,319 shares of common stock and 600,000 shares held by trusts with respect to which Mr. Pell may be deemed to have beneficial ownership. Mr. Pell's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(3)
Includes 1,380,921 shares of common stock beneficially owned, including 1,380,921   shares 100% owned directly by Dr. Ben-Dror. Dr. Ben-Dror's address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(4)
Includes 523,874 shares of common, 501,000 shares held by trusts with respect to which Dr. Rafaeli may be deemed to have beneficial ownership and vested options to purchase 65,500 shares of common stock. Does not include unvested options to purchase up to 122,000 shares of common stock, which may vest more than 60 days after June 09, 2014.

(5)
Includes 46,136 shares of common stock, 100,000 additional shares of common stock subject to restriction agreements with us, warrants to purchase 35,688 shares of common stock and vested options to purchase 112,450 shares of common stock. Does not include options to purchase up to 82,000 shares of common stock, which may vest more than 60 days after June 09, 2014.

(6)
Includes 1,005,164 shares of common stock and 320,000 shares held by trusts with respect to which Mr. Oneda may be deemed to have beneficial ownership. Mr. Oneda’s address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(7)	Includes 196,208 shares of common stock and warrants to purchase 58,288 shares of common stock. Mr. Sight’s address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(8)
Includes 15,689 shares of common stock, 250 shares held by trusts with respect to which Mr. Connelly may be deemed to have beneficial ownership, warrants to purchase 3,422 shares of common stock and options to purchase up to 833 shares of common stock. Mr. Connelly’s address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(9)	Includes 5,000 shares of common stock. Mr. Harris’s address is 100 Lakeside Drive, Suite 100, Horsham, PA 19044.

(10)
Shlomo Ben-Haim is, or may be deemed to be, the beneficial owner of 1,806,263 shares of common stock. Of the 1,806,263 shares, 1,153,858 shares are owned by Eastnet Investment Limited and 402,250 shares are owned by Antinori, Ltd. Mr. Ben-Haim has voting and/or dispositive power over shares held by Eastnet Investment Limited and Antinori, Ltd. Mr. Ben-Haim's address is 8 Kensington Palace Gardens, London W84QP, United Kingdom. Eastnet Investment Limited's address is Nerine Chambers, PO Box 905, Road Town, Tortola, British Virgin Islands. Antinori Ltd.'s address is Alon Tavor 15, Industrial Zone, Caesarea, Israel.

(11)
LSV Asset Management is, or may be deemed to be, the beneficial owner of 996,969 shares of common stock. The foregoing information has been derived in part from a Schedule 13G filed on February 10, 2014. LSV Asset Management’s address is 155 N. Wacker Drive, Suite 4600, Chicago, IL  60606.

(12)
Includes 4,356,311 unrestricted shares of common stock, including 1,421,250 held by trusts, and 100,000 restricted shares of common stock warrants to purchase 97,398 shares of common stock and vested options to purchase 178,783 shares of common stock. Does not include options to purchase up to 204,000 shares of common stock, which may vest more than 60 days after June 09, 2014.

Certain Relationships and Related Transactions, Director Independence

Related Person Transactions

We have entered into an indemnification agreement with each of our directors pursuant to which we have agreed to indemnify each director against claims brought against them in their capacities as our directors. These indemnification agreements also require us to maintain directors’ and officers’ liability insurance for our directors.

We believe that all transactions with our affiliates have been entered into on terms no less favorable to us than could have been obtained from independent third parties. We intend that any transactions with officers, directors and 5% or greater stockholders will be on terms no less favorable to us than could be obtained from independent third parties and will be approved by a majority of our independent, disinterested directors and will comply with the Sarbanes-Oxley Act of 2002, as amended, and other securities laws and regulations.

Director Independence

    As required under the NASDAQ Stock Market LLC, or NASDAQ, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with internal counsel to ensure that the board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent registered public accounting firm, the board of directors has affirmatively determined that all of our current directors are independent directors within the meaning of the applicable NASDAQ listing standards, except for Messrs. Rafaeli and McGrath, who are our Chief Executive Officer and Chief Financial Officer, respectively, who are not independent directors by virtue of their employment with our company.

Proposal No. 2 - Ratification of Grant Thornton Israel as our Independent Registered Public Accounting Firm.

We first engaged Grant Thornton Israel to serve as our independent registered public accounting firm for the year ended December 31, 2011. The Audit Committee of our Board of Directors has selected Grant Thornton Israel to serve as our independent registered public accounting firm for the year to be ended December 31, 2014 and has set its compensation for that year. As such, Grant Thornton will, among other things, audit our financial statements and opine on our system of internal controls for the fiscal year ending December 31, 2014. Representatives of Grant Thornton Israel are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Grant Thornton Israel as our independent registered public accounting firm, and ratification of the authority of the Audit Committee to set the auditors’ compensation, is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Grant Thornton Israel to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

We present the following information concerning our relationship with Grant Thornton Israel as background to this proposal.

Principal Accountant Fees and Services

We engaged Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) as our independent auditors for 2013 and 2012, effective January 26, 2012.

The following table shows the fees paid or accrued by us for the audit and other services provided by Grant Thornton Israel for 2013 and 2012:

	2013	2012
Audit Fees (1)	$327,000	$346,000
Audit-Related Fees (2)	18,000	18,000
Tax Fees (3)	126,000	150,000
All Other Fees (4)	116,000	221,000
Total	$587,000	$735,000

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table, principally related to the 401(K) and due diligence services.

(3)	Consists of all tax related services.

(4)	Consists of all other products and services provided other than the services reported under audit fees, audit related fees and tax fees.

Engagement of the Independent Auditor. The Audit Committee is responsible for approving every engagement of Grant Thornton Israel to perform audit or non-audit services for us before Grant Thornton Israel is engaged to provide those services. Under applicable Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee’s pre-approval policy provides as follows:

•     First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage Grant Thornton Israel for the next 12 months. Those services typically include quarterly reviews, specified tax matters, certifications to the lenders as required by financing documents, consultation on new accounting and disclosure standards and, in future years, reporting on management’s internal controls assessment.

•     Second, if any new “unlisted” proposed engagement arises during the year, the engagement will require approval of the Audit Committee.

All fees to our independent accounting firms were approved by the Audit Committee.

Auditor Selection for Fiscal 2014. The Audit Committee has selected Grant Thornton Israel to serve as our independent auditors for the year ending December 31, 2014. The Committee’s selection will be submitted to our stockholders for ratification at our 2014 Annual Meeting of Stockholders.

Vote Required; Recommendation of our Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Meeting and entitled to vote is required to ratify the selection of Grant Thornton Israel.

Our Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Grant Thornton Israel as our independent registered public accounting firm for the year to be ended December 31, 2014.

Proposal No. 3 - Approval to Amend the PhotoMedex 2005 Equity Compensation Plan

The Board of Directors previously adopted the PhotoMedex 2005 Equity Compensation Plan (the “2005 Equity Plan”), as amended and restated effective August 3, 2010 and December 13, 2011, to provide for the grant of options, stock appreciation rights, stock purchase rights, stock awards and unrestricted shares to employees and certain consultants and advisors. The Board of Directors has approved, subject to stockholder approval, an amendment to the Equity Plan which increases the number of shares of common stock reserved for issuance under the Equity Plan from 3,000,000 shares to 6,000,000 shares. The amendment to the Equity Plan is effective August 1, 2014, provided that the amendment is approved by our stockholders.

The Equity Plan was originally adopted by the Board of Directors on November 9, 2005 and approved by the stockholders on December 28, 2005. At the 2009 annual meeting of stockholders, the stockholders approved an increase of the number of shares reserved for issuance from the 2005 Equity Plan to 194,285 shares. At the 2010 annual meeting of stockholders, the stockholders approved an additional increase of the number of shares reserved for issuance to 650,000 shares. In connection with and subject to the merger with Radiancy, Inc. on December 13, 2011, the Board of Directors voted to increase the shares authorized under the 2005 Equity Plan to 3,000,000. Under the 2005 Equity Plan as of June 9, 2014, the following awards remain outstanding: options to purchase 1,293,601 shares of PhotoMedex common stock, and other stock-based awards covering 894,432 shares. There remain 743,905 shares that are available for grant under the Equity Plan. On May 12, 2014, the Company acquired LCA-Vision, Inc., which as part of its compensation structure includes periodic awards of stock and/or options to various employees, consultants and advisors.  Also as part of this acquisition, certain key executives of LCA entered into employment agreements which include awards of Company stock and options for stock. Due to the greatly increased number of employees of the Company and its subsidiaries, and the corresponding expanded potential for stock and/or option awards, the Company believes that the remaining shares in the Equity Plan will be insufficient to meet its current and future needs for such awards.

The material terms of the Equity Plan are summarized below. A copy of the proposed amendment to the Equity Plan, effective August 1, 2014, is attached as Annex A to this proxy statement. This summary of the Equity Plan is not intended to be a complete description of the Equity Plan and is qualified in its entirety by the actual text of the Equity Plan, as amended.

The following information provides a brief description of the Equity Plan:

General Purpose. The general purpose of the Equity Plan is to establish incentives designed to attract, recognize, reward and retain competent executives and key employees, as well as independent consultants and directors, whose performance, contribution and skills are critical to the Company, and to promote the increased ownership of common stock among Company executives and key employees in order to increase their proprietary interest in the business.

Shares. The Company has reserved for issuance up to 6,000,000 shares of PhotoMedex common stock under the Equity Plan. If shares of PhotoMedex common stock are forfeited for any reason, prior to the lapsing of the applicable restrictions, the forfeited shares will become available for new awards in accordance with the terms of the Equity Plan. If any award granted under the Equity Plan for any reason expires or otherwise terminates without having vested in full, the PhotoMedex common stock not vested under such award will again become available for new awards under the Equity Plan.

No participant in the Equity Plan may be granted awards for more than 400,000 shares of PhotoMedex common stock per calendar year. This share limitation will assure that any deductions to which the Company would otherwise become entitled upon the exercise of stock options or stock appreciation rights granted under the Equity Plan with an exercise price per share of the common stock on the grant date or the vesting of certain other performance-based equity compensation awards under the Equity Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code.

Administration. The Equity Plan is administered by the Plan Committee established by the Board of Directors. The Plan Committee will consist of at least three members, each of whom will be a non-employee director, as such term is defined under Rule 16b-3 of the Exchange Act, will qualify as an outside director, for purposes of Section 162(m) of the Code and will comply with the listing standards of the primary trading market or securities exchange on which the common stock then trades. Notwithstanding the foregoing, any discretionary awards to non-employee members of the Board of Directors will be approved by a disinterested majority of the entire board.

The terms and conditions of each award will be determined by the Plan Committee, in its sole and absolute discretion, and may change from time to time. Subject to the terms and conditions of the Equity Plan, the Plan Committee will have the sole authority to: (a) interpret conclusively the provisions of the Equity Plan and decide all questions of fact arising in its application; (b) adopt, amend and rescind rules and regulations relating to the Equity Plan; (c) determine the executives and other key employees, as well as independent consultants, to whom awards may be made and the timing, method and amount of each such award; and (d) make any other determinations, exercise such powers and perform such acts as the Plan Committee deems necessary or advisable.

Eligibility. All employees, including officers, employee directors, non-employee directors and consultants are eligible to receive awards under the Equity Plan. However, the Plan Committee will have sole and absolute discretion to determine the persons to whom awards will be made.

Stock Options. The Plan Committee may grant incentive stock options (“ISOs”) under Section 422 of the Code or non-qualified stock options (“NSO”). Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of PhotoMedex or its subsidiaries to whom such ownership is attributed on the date of grant (“Ten Percent Stockholders”), the exercise price of each ISO and NSO cannot be less than 100% of the fair market value of the Company’s common stock on the date the option is granted. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of the fair market value. ISOs and NSOs will vest in accordance with a schedule set by the Plan Committee. If the Plan Committee does not set a schedule, ISOs and NSOs will vest annually over a five-year period. The term of an option cannot exceed ten years from the date of grant, except if an ISO is granted to a Ten Percent Stockholder, the term cannot exceed five years from the date of grant.

The exercise price for any option is generally payable (a) in cash or check, (b) in shares of PhotoMedex common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price, (c) by other consideration received through a cashless exercise program permitted by the Plan Committee, (d) by a reduction of PhotoMedex’s liabilities to the participant in any PhotoMedex-sponsored deferred compensation program, or (e) in any combination of the above methods. The Equity Plan also includes an optional net exercise provision as a form of consideration so that a participant is not required to make a cash payment for the exercise but is instead able to receive a net number of shares.

Stock Appreciation Rights. The Plan Committee may grant stock appreciation rights (“SARs”) to anyone eligible to participate under the Equity Plan. Each SAR granted under the 2005 Equity Plan will entitle the holder upon the exercise of the SAR to receive from PhotoMedex an amount equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the base amount set forth on the date of grant. Such payment to the participant will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Plan Committee. The Plan Committee will determine the period when each SAR vests and becomes exercisable, the base amount for each SAR, and whether the SAR will be granted in connection with, or independent of, options. A SAR granted in connection with an option (tandem SAR) will have a base amount equal to the related option. If a SAR is not granted in connection with an option, the base amount will be equal to or greater than the fair market value of our common stock on the date the SAR is granted.

Stock Purchase Rights and Unrestricted Stock. The Plan Committee may award to a participant the right to purchase shares of our common stock. The Plan Committee will determine the terms, conditions and restrictions of the stock purchase, including the number of shares and price for such shares. Unless the Plan Committee determines otherwise, we will retain the right to repurchase the shares at the same price paid by the recipient after termination of employment. Our retained repurchase right may lapse annually over a five-year period unless otherwise determined by the Plan Committee. The Plan Committee may also award to a participant shares of our common stock with no restrictions.

Stock Awards. The Plan Committee may grant stock awards to a participant under the 2005 Equity Plan. A stock award is an award of our common stock that may be subject to such restrictions as our Plan Committee determines. Unless the Plan Committee determines otherwise, the restrictions, if any, will lapse one-third over a three (3) year period starting on the five (5) year anniversary of the date of grant. Stock awards may also have restrictions based on such performance criteria or objectives as our Plan Committee determines. Except to the extent restricted under the grant instrument relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Plan Committee determines otherwise.

Qualified Performance-Based Compensation. The 2005 Equity Plan, as amended, enables the Plan Committee to structure a variety of stock awards as qualified performance-based compensation, thereby preserving the deductibility of the compensation expense relating to these awards under Section 162(m) of the Code.

The 2005 Equity Plan, as amended, provides that when the Plan Committee grants stock awards that are intended to constitute “qualified performance-based compensation,” the Plan Committee will establish (a) the objective performance goals that must be met, (b) the period during which performance will be measured, (c) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (d) any other conditions that the Plan Committee deems appropriate and consistent with the 2005 Equity Plan and Section 162(m) of the Code. The Plan Committee may establish the performance goals in writing either before the beginning of the performance period or soon after the beginning of such period. The performance goals established by the Plan Committee under Section 162(m) of the Code for this purpose will be intended to satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Plan Committee does not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Plan Committee is not prohibited by the provisions of Section 162(m) of the Code from reducing the amount of compensation that is payable upon achievement of the designated performance goals. After the announcement of our financial results for the performance period, the Plan Committee will certify and announce the results for the performance period. If and to the extent that the Plan Committee does not certify that the performance goals have been met, the grants of stock awards for the performance period will be forfeited or will not be made, as applicable.

The performance goals, to the extent designed to meet the requirements of Section 162(m) of the Code, will be based on one or more of the following objective measures: the price of our common stock, the market capitalization of our common stock (i.e. the price of our common stock multiplied by the number of our shares outstanding), earnings per share, income before taxes and extraordinary items, net income, operating income, revenues, earnings before income tax, EBITDA (earnings before interest, taxes, depreciation and amortization), after-tax or pre-tax profits, operational cash flow, return on capital employed or return on invested capital, after-tax or pre-tax return on stockholders’ equity, decreasing or increasing the level in, or increase in all or a portion of, our assets and/or liabilities, stockholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals and cost targets or goals relating to acquisitions or divestitures. The business criteria may relate to the employee’s business unit or our performance as a whole, or any combination of the foregoing, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The Plan Committee may provide, at the time the performance goals are established, that adjustments will be made to the applicable performance goals to take into account, in any objective manner specified by the Plan Committee, the impact of one or more of the following: (i) gain or loss from all or certain claims and/or litigation and insurance recoveries, (ii) the impairment of tangible or intangible assets, (iii) stock-based compensation expense, (iv) extraordinary, unusual or infrequently occurring events reported in our public filings, (v) restructuring activities reported in our public filings, (vi) investments, dispositions or acquisitions, (vii) gain or loss from the disposal of certain assets, (viii) gain or loss from the early extinguishment, redemption, or repurchase of debt, or (ix) changes in accounting principles that become effective during the performance period.

 Adjustments. In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the Plan Committee will make adjustments as it deems appropriate in the maximum number of shares of our common stock reserved for issuance as grants, the maximum number of shares of our common stock that any individual participating in the 2005 Equity Plan may be granted in any year, the number and kind of shares covered by outstanding grants, the kind of shares that may be issued or transferred under the 2005 Equity Plan, and the price per share or market value of any outstanding grants.

Termination and Amendment. Our board of directors may terminate or amend the 2005 Equity Plan at any time, except that awards then outstanding will not be adversely affected thereby without the written consent of the respective participants holding such awards.

Change in Control and Other Events. In the event of a transaction involving our dissolution or liquidation, recipients of options, SARs or stock purchase rights may exercise their rights until 10 days before the transaction. The Plan Committee in its discretion may provide that any restrictions on shares acquired from such exercise will lapse and accelerate. Any rights not exercised by the transaction will terminate immediately before the transaction.

With respect to awards granted prior to the effective date of the amendment, in the event of a change in control all outstanding awards shall become fully exercisable and immediately vested, except as may otherwise be provided in an award agreement with respect to time-based restricted stock awards and except in the case of a stock award that is subject to a performance restriction based on the price (the “Milestone Price”) of our common stock. In the absence of other specific provisions attached to an award, our repurchase rights, if any, that are applicable to such performance stock awards shall lapse with respect to a change in control event only if the price per share to be paid in connection with such change in control event is equal to or greater than the Milestone Price. The unvested balance of such shares shall vest ratably and monthly over the period of time (but not greater than 36 months) that the acquirer in the change in control event contracts for the services of the person who was awarded the stock award. If the acquirer opts not to contract for such services, then the unvested balance of shares shall vest as of the change in control event.

With respect to awards granted following the effective date of the amendment, awards do not become automatically exercisable or vested in the event of a change in control unless the successor entity declines to assume awards or substitute awards with equivalent rights. However, the Plan Committee may provide in an individual award, employment or consulting agreement that an award shall become fully exercisable and immediately vested in the event of a change in control. The Plan Committee also has discretion to provide that awards shall become fully exercisable and immediately vested in the event of a change in control even if the applicable individual agreement does not include such a provision.

In general terms, a change of control under the 2005 Equity Plan occurs:

•	if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

•
if we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent; or

•	if we sell or dispose of all or substantially all of our assets.

In the event of a change in control, awards made under the 2005 Equity Plan are to be assumed, or substituted with equivalent rights, by the successor entity. If the successor entity declines to do so, then each holder of an award shall have not less than 20 days before the consummation of the change in control to exercise his or her rights, and all such rights shall become fully exercisable during such 20-day period.

Performance Measures. Our board of directors or the Plan Committee will have the power to condition the grant or vesting of awards under the 2005 Equity Plan upon the attainment of performance goals, determined by the board of directors or the Plan Committee in their respective sole discretion.

 Restrictions on Transfer. In addition to the restrictions set forth under applicable law, the shares of common stock awarded pursuant to the 2005 Equity Plan are subject to the following additional restrictions: (i) stock certificates evidencing such shares will be issued in the sole name of the recipient (but shall be held by us, subject to the terms and conditions of the award) and may bear any legend which the Plan Committee deems appropriate to reflect any rights of repurchase or forfeiture or other restrictions on transfer hereunder or under the award agreement, or as the Plan Committee may otherwise deem appropriate; and (ii) no awards granted under the 2005 Equity Plan may be assignable by any recipient under the 2005 Equity Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution or where such assignment is expressly authorized by the terms of the applicable agreement embodying the terms and conditions of the award. Participants are also obliged to comply with our Securities Trading Policy and rules of the SEC.

Stockholder Approval for Qualified Performance-Based Compensation. If stock awards are to be granted as qualified performance-based compensation under Section 162(m) of the Code, the amendments to the 2005 Equity Plan must be approved by our stockholders and thus our board of directors sought such approval in 2010 and 2011.
Federal Income Tax Consequences. The federal income tax consequences of grants under the 2005 Equity Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to certain grants under the 2005 Equity Plan. This discussion is intended for the information of  stockholders considering how to vote at the Meeting and not as tax guidance to participants in the 2005 Equity Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the 2005 Equity Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the recipient holds the shares. We, as a general rule (and subject to the requirements of Section 162(m) of the Code), will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the recipient.

Exceptions to these general rules arise under the following circumstances:

•
If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the recipient makes a special election to accelerate taxation under Section 83(b) of the Code.

•
If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

•
A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1,000,000 in any year. Qualified performance-based compensation is excluded from the $1,000,000 deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the 2005 Equity Plan will be qualified performance-based compensation. In addition, stock awards granted under the 2005 Equity Plan may be designated as qualified performance-based compensation if the Plan Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

We have the right to require that the recipient pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a recipient an amount necessary to satisfy these obligations.

Accounting Treatment

Pursuant to the FASB Accounting Standards Code Topic 718, we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, stock awards and awards of unrestricted shares under the 2005 Equity Plan. Accordingly, stock options and stock appreciation rights which are granted to our employees and non-employee members of our board of directors and payable in shares of our common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of stock awards granted under the 2005 Equity Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair value of the underlying shares on the date of the award. If the shares subject to any other awards made under the 2005 Equity Plan are unvested at the time the award is made, then the fair value of those shares at that time will be charged to our reported earnings ratably over the vesting period.

Grants Under the 2005 Equity Plan. As of June 09, 2014, there were 1,293,601 shares of our common stock that were subject to outstanding options under the 2005 Equity Plan and 894,432 shares of our common stock were subject to other stock-based awards. The last reported sale price of a share of our common stock on June 09, 2014, was $12.79 per share. As of such date, the market value of the additional shares proposed to be made available under the 2005 Equity Plan was $38,370,000.

    Benefits that the Company expects to award or pay under the 2005 Equity Plan in the future, assuming shareholder approval of this proposal, are not currently determinable. Awards to be granted under the 2005 Equity Plan are subject to conditions relating to, without limitation, the Company’s performance, performance of the individual executive, and the discretion of our compensation committee.  Potential awards for 2014 and beyond are not presently determinable and remain subject to future negotiations between the Board’s Compensation Committee and its executives.  Information on previous awards under the Equity Plan is available from the Company’s form 10-K for the year ended December 31, 2013. The Compensation Committee has discussed the possibility of making awards under the 2005 Equity Plan to the Named Executive Officers in order not only to recognize their performance in connection with the LCAV acquisition, the integration of LCAV business into the Company and the additional responsibilities that will accompany the acquisition of LCAV and its approximately 350 employees who have joined the corporate group, but also to retain and incentivize such Named Executive Officers to remain with the Company.  However, the terms and conditions of any such awards (including form, amount, vesting and so forth) have not been discussed or determined and remain subject to future negotiations between the Board’s Compensation Committee and the Company’s Executives.

Vote Required; Recommendation of the Board of Directors

If a quorum is present, the approval of this proposal requires the affirmative vote of a majority of the PhotoMedex shares present in person or represented by proxy at a duly called meeting.

The PhotoMedex board of directors unanimously recommends a vote “FOR” approval of the amendment to the 2005 Equity Plan.

Proposal No. 4 - Approval to Amend the Amended and Restated 2000 Non-Employee Director Stock Option Plan

PhotoMedex stockholders are being asked to approve an amendment to the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”) to increase the number of shares of our common stock reserved for issuance under the Non-Employee Director Plan from 120,000 shares to 370,000 shares. The amendment to the Non-Employee Director Plan is effective August 1, 2014, provided that the amendment is subject to approval by our stockholders.

The PhotoMedex Board of Directors has determined that the number of shares currently available for issuance under the Non-Employee Director Plan is not sufficient to continue to enable the Non-Employee Director Plan to achieve the purposes for which it was intended – attracting, retaining and motivating directors and creating a long-term mutuality of interest between the directors and stockholders of PhotoMedex. Having sufficient shares available is critical to our ability to compensate our directors for their valuable services to us.  The Company therefore proposes that the number of shares reserved for issuance under this Plan be increased by 250,000 shares.

The Non-Employee Director Plan was originally adopted by our Board of Directors on May 15, 2000, to be effective as of June 1, 2000, and was approved by our stockholders on July 18, 2000 and was subsequently amended and restated on August 3, 2010 and on December 13, 2011. A copy of the proposed amendment to the Non-Employee Director Plan, as amended and restated, is attached to this proxy statement as Annex B. This summary of the Non-Employee Director Plan is not intended to be a complete description of the Non-Employee Director Plan and is qualified in its entirety by the actual text of the Non-Employee Director Plan.

Purpose of the Plan. The purposes of the Non-Employee Director Plan are to enable us to attract, retain, and motivate our non-employee directors and to create a long-term mutuality of interest between the non-employee directors and our stockholders by granting options to purchase or awards of common stock.

Administration. The Non-Employee Director Plan is administered by a committee of the PhotoMedex Board of Directors, appointed from time to time by the PhotoMedex Board of Directors. The Nominations and Corporate Governance Committee has been charged with this task. The Committee has full authority to interpret the Non-Employee Director Plan, decide any questions under the Non-Employee Director Plan and to make such rules and regulations and establish such processes for administration of the Non-Employee Director Plan as it deems appropriate subject to the provisions of the Non-Employee Director Plan.

Available Shares. The Non-Employee Director Plan currently authorizes the issuance of up to 120,000 shares of common stock upon the exercise of non-qualified stock options or grant of stock awards to our non-employee directors. In general, if options or stock awards are for any reason canceled, or expire or terminate unexercised, the shares covered by such options or stock awards will again be available for the grant of options or stock awards.
The Non-Employee Director Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of options or pursuant to a stock award in the event of a stock split, stock dividend, merger, consolidation or reorganization.

Eligibility. All of our non-employee directors are eligible to be granted awards under the Non-Employee Director Plan. A non-employee director is a director serving on the PhotoMedex Board of Directors who is not then one of the PhotoMedex current employees.

Grant of Options or Shares. As of January 1, 2011, each non-employee director was granted 1,000 shares under the Non-Employee Director Plan on an annual basis. Directors who joined the Board in the course of the year were granted shares equal to the product of: (i) 25% of 1,000 shares and (ii) the number of quarters remaining in the year.  Effective August 4, 2011, the Non-Employee Director Plan was amended to eliminate the automatic annual grants of 1,000 shares. The December 13, 2011 amendment to the plan instituted a one-time award to each non-employee director who was elected to the board of 5,000 shares of PhotoMedex stock.

With respect to options granted under the Non-Employee Director plan, the purchase price per share deliverable upon the exercise of an option will be 100% of the fair market value of such shares as follows: (i) For grants of options issued as of January 1 of any fiscal year, the fair market value will be measured by the closing sales price of the common stock as of the last trading date of the immediately preceding year; and (ii) For options issued on a day other than January 1, the fair market value will be measured by the closing sales price of the common stock as of the date of grant.

Vesting of Awards. Shares awarded on January 1 under the Non-Employee Director Plan vest and become exercisable to the extent of 25% of 1,000 shares for each calendar quarter in which such director shall have served at least one day as our director, and with respect to awards made during the year, at the rate of 250 shares for each quarter in which such individual serves at least one day as a director. The special one-time award for 5,000 shares will be fully vested on the date of grant.

Termination. Options granted under the Non-Employee Director Plan generally have a term of 10 years. Unvested options and unvested stock awards are forfeited upon the date of a non-employee director’s termination of directorship. Unless otherwise provided in an individual option agreement, upon a non-employee director’s termination of directorship for any reason excluding termination for cause, death or disability, vested options will be exercisable for a period of 90 days following such termination or, if shorter, for the then remaining term of the option. Upon a non-employee director’s termination of directorship due to death or disability, vested options may be exercised by the optionee (or his estate) for twelve (12) months following such termination, or, if shorter, for the then remaining term of the option. Upon a non-employee director’s removal from the Board of Directors for cause or failure to be re-nominated for cause, or if we obtain or discover information after termination of the directorship that such non-employee director had engaged in conduct during such directorship that would have justified a removal for cause during such directorship, all outstanding options and stock awards of such non-employee director will immediately terminate and will be null and void. The Non-Employee Director Plan also provides that all outstanding options will terminate effective upon the consummation of a merger, liquidation or dissolution, or consolidation in which we are not the surviving entity, subject to the right of a non-employee director to exercise all outstanding options prior to the effective date of the merger, liquidation, dissolution or consolidation.

Amendments. The Non-Employee Director Plan provides that it may be amended by the Committee or the Board of Directors at any time, and from time to time to effect (i) amendments necessary or desirable in order that the Non-Employee Director Plan and the options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, to the extent required by law, no amendment may be made that would require the approval of our stockholders under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. The Non-Employee Director Plan may be amended or terminated at any time by our stockholders.

Miscellaneous. Non-employee directors may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the awards granted to them under the Non-Employee Director Plan. Options granted under the Non-Employee Director Plan are subject to restrictions on transfer and exercise. No option granted under the Non-Employee Director Plan may be exercised prior to the time period for exercisability. Although options and unvested stock awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that an option or unvested stock award that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

New Plan Benefits. All awards to participants under the Non-Employee Director Plan are made automatically in accordance with the terms of such plan. If the stockholders approve this proposal, each new director elected to the board in the future will receive a special one-time award of 5,000 shares.  At this time, there are no new directors listed on the slate of proposed members of the Board of Directors.

Grants Under the Non-Employee Director Plan. As of June 9, 2014, 24,137 shares of our common stock were subject to outstanding options under the Non-Employee Director Plan, and 95,863 shares remain available for future issuance under the Non-Employee Director Plan. Except for the foregoing outstanding grants, it is not possible at present to predict the number and type of grants that will be made or who will receive any other grants under the Non-Employee Director Plan after the Annual Meeting. The last reported sale price of a share of our common stock on Jun 9, 2014, was $12.79 per share. As of such date, the market value of the 250,000 additional shares proposed to be made available for issuance under the Non-Employee Director Plan was $3,197,500.

Federal Income Tax Consequences. No Federal income tax is recognized by a non-employee director upon the grant of a non-statutory option. The individual will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair value of the purchased shares on the exercise date over the exercise price paid for the shares. PhotoMedex will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the non-employee director with respect to the exercised non-statutory option.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock under the Non-Employee Director Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the recipient holds the shares. PhotoMedex, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the recipient.

If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any service or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the recipient makes a special election to accelerate taxation under Section 83(b) of the Code.

Accounting Treatment. Pursuant to the ASC Topic 718, we will be required to expense all share-based payments, including grants of stock options and awards of shares of our common stock under the Non-Employee Director Plan. Accordingly, shares of our common stock which are awarded to the non-employee members of the PhotoMedex Board of Directors will have to be valued at fair value as of the grant date, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. Such shares vest ratably over the calendar quarters in the year of the award, with the exception of the one-time award, which is fully vested when granted.

Vote Required; Recommendation of the Board of Directors

If a quorum is present, the approval of this proposal requires the affirmative vote of a majority of the PhotoMedex shares present in person or represented by proxy at a duly called meeting.

The PhotoMedex board of directors unanimously recommends a vote “FOR” approval of the amendment to the 2000 Non-Employee Director Plan.

Proposal No. 5 - Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are seeking non-binding, advisory stockholder approval of the compensation paid to our Named Executive Officers as disclosed in this Proxy Statement. The proposal, commonly known as a “say on parachute” proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers, Dr. Dolev Rafaeli, Chief Executive Officer, and Dennis M. McGrath, President and Chief Financial Officer. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies and practices described in this proxy statement. The terms of the compensation are described in this proxy statement in the tables and narratives of the “Compensation Discussion and Analysis” section of Proposal No. 1 above.

Our executive compensation programs encourage our executives to explore product development, business strategies and strategic alliances and transactions that maximize Company value for our stockholders. The PhotoMedex Board of Directors believes that these compensation programs have led to substantial value creation with respect to the Company by encouraging our Named Executive Officers to use their best efforts in support of the development of new and innovative products and the formation of strategic business associations.

    Because the vote on this proposal is advisory in nature only, it will not be binding on PhotoMedex regardless of whether or not this proposal is approved by the stockholders. The compensation is contractual between PhotoMedex and each of its Named Executive Officers. Thus, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the conditions applicable to each portion of the compensation. However, the Board, the Compensation Committee and the Company’s executive officers greatly value the opinions of the Company’s shareholders. The Board and its Compensation Committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of the Company’s compensation programs.  Accordingly, the Board asks the Company’s stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Compensation Discussion and Analysis section of Proposal No. 1 of this Proxy Statement.”

This proposal is provided as required pursuant to Rule 14a-21(g) of the Exchange Act. The vote on the compensation is only advisory, and is not binding on PhotoMedex, the Compensation Committee or the Board of Directors.

Vote Required; Recommendation of the Board of Directors

If a quorum is present, the approval of this proposal requires the affirmative vote of a majority of the PhotoMedex shares present in person or represented by proxy at a duly called meeting.

The PhotoMedex board of directors unanimously recommends a vote “FOR” approval of the advisory resolution on the compensation paid to the Company’s Named Executive Officers.

Proposal No. 6 - Future Advisory Votes on Executive Compensation

In Proposal Number 5 above, stockholders are asked to vote on an advisory resolution approving compensation paid to Named Executive Officers of the Company.  Pursuant to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is requesting that its stockholders determine whether future advisory votes on such compensation paid to Named Executive Officers should occur every year, every two years or every three years. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain.

    Stockholders are not voting to approve or disapprove the Board’s recommendation on this proposal. This advisory vote on the frequency of advisory votes on compensation is non-binding on the Board. The Board understands that there are different views as to what is an appropriate frequency for advisory votes on such compensation.  Our Board and its Compensation Committee will consider the stockholder voting results, along with other relevant factors, in connection with their determination of the frequency of stockholder advisory votes regarding the Company’s Named Executive Officer compensation program. The Company currently plans to seek advisory approval for the compensation of the Named Executive Officers every three years. The Board of Directors is therefore recommending that stockholders vote for holding the advisory vote on compensation paid to Named Executive Officers “EVERY THREE YEARS.”

Vote Required; Recommendation of the Board of Directors

If a quorum is present, the approval of this proposal requires the affirmative vote of a majority of the PhotoMedex shares present in person or represented by proxy at a duly called meeting.

The PhotoMedex board of directors unanimously recommends a vote “FOR” approval of an advisory vote on the compensation paid to the Company’s Named Executive Officers “EVERY THREE YEARS.”

Proposal No. 7 - Approval to Adjourn the Annual Meeting

The PhotoMedex board of directors has determined that the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described herein, is advisable and in the best interests of PhotoMedex and its stockholders and has approved the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described herein.

Vote Required; Recommendation of the Board of Directors

The annual meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

The PhotoMedex board of directors recommends a vote “FOR” the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals.

PhotoMedex Record Date; Stock Entitled to Vote

    Only stockholders of PhotoMedex common stock as of the close of business on June 09, 2014, the record date, are entitled to receive notice of the annual meeting and to vote at the PhotoMedex annual meeting or any adjournments or postponements thereof. As of the record date there were 19,049,582 shares of PhotoMedex common stock outstanding. Each share of PhotoMedex common stock is entitled to one vote on each matter properly brought before the annual meeting.

The list of all stockholders of record on the record date will be available at the annual meeting and at our executive offices at 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, (215) 619-3600, for the ten (10) days preceding the annual meeting.

Quorum

In order to carry on the business of the annual meeting, PhotoMedex must have a quorum. A quorum for action on any subject matter exists under the Nevada Revised Statutes, which we refer in this proxy statement as the “NRS”, when a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on the matter at issue or all matters to be voted on at such annual meeting, is present.

Votes Required for Approval

Proposal to Elect Directors: If a quorum is present, the election of directors requires the affirmative vote of a plurality of votes of the shares cast at the election.

Proposal to Ratify Appointment of Grant Thornton Israel: If a quorum is present, the ratification of the appointment of Grant Thornton Israel requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Amend the PhotoMedex 2005 Equity Compensation Plan: If a quorum is present, the approval of the proposal to amend the 2005 Equity Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Amend the PhotoMedex Amended and Restated 2000 Non-Employee Directors Stock Option Plan: If a quorum is present, the approval of the proposal to amend the 2005 Non-Employee Directors Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Approve an Advisory Resolution on the Compensation Paid to the Company’s Named Executive Officers: If a quorum is present, the approval of the proposal to approve an advisory resolution on the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Proposal to Approve the Frequency of Future Advisory Votes on the Compensation Paid to the Company’s Named Executive Officers: If a quorum is present, the approval of the proposal to approve an advisory resolution on future advisory votes on the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting on one of the three presented options of a vote every one, two or three years.

Proposal to Adjourn the PhotoMedex Annual Meeting: If a quorum is present, the annual meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting.

Voting by PhotoMedex Directors and Executive Officers

    On the PhotoMedex record date, directors and executive officers of PhotoMedex and their affiliates owned and were entitled to vote 5,877,561 shares of PhotoMedex common stock (excluding warrants and options), or approximately 31.8% of the total voting power of the shares of PhotoMedex common stock outstanding on that date. PhotoMedex currently expects that its directors and executive officers will vote “FOR” the election of the seven (7) director nominees, vote “FOR” the proposal to ratify the appointment of Grant Thornton Israel for the year to be ended December 31, 2014; vote “FOR” the proposal to amend the 2005 Equity Plan; vote “FOR” the proposal to amend the PhotoMedex Amended and Restated 2000 Non-Employee Director Stock Option Plan; vote “FOR” the proposal to approve the advisory resolution on the compensation paid to the Company’s Named Executive Officers; vote to conduct future advisory votes on the compensation paid to the Company’s Named Executive Officers “every three years” on an annual basis; and vote “FOR” the proposal to approve the adjournment of the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals mentioned above.

Voting by Holders of Record

If you own shares of PhotoMedex common stock in your own name, you are an “owner of record.” This means that you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares of PhotoMedex common stock. If you fail to vote, the proxies cannot vote your shares of PhotoMedex common stock at the PhotoMedex annual meeting. If you are an owner of record then you have four voting options:

•
Internet. You can vote over the Internet by accessing the website at www.proxyvote.com and following the instructions on the website. Internet voting is available 24 hours a day. If you vote over the Internet, do not return your proxy card.

•
Telephone. If you hold shares directly in your own name and are the holder record, you can vote by telephone by calling the toll-free number 1-800-690-6903 in the United States, Canada or Puerto Rico on a touch-tone phone. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Telephone voting is available 24 hours a day. If, however, you hold the shares through a broker (“street name”) and not in your own name, then follow the specific instructions included in your proxy materials, including the specific phone number to use to vote your shares by phone.

•	Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement.

•	In Person. You may come to the PhotoMedex annual meeting and cast your vote there. The PhotoMedex board of directors recommends that you vote by proxy even if you plan to attend the

•
PhotoMedex annual meeting. If your shares of PhotoMedex common stock are held in a stock brokerage account or through a bank, broker or other nominee, or, in other words, in street name, and you wish to vote in person at the PhotoMedex annual meeting, you must bring a letter from your bank, broker or nominee identifying you as the beneficial owner of the shares and authorizing you to vote such shares at the PhotoMedex annual meeting.

PhotoMedex requests that PhotoMedex stockholders complete and sign the accompanying proxy and return it to PhotoMedex as soon as possible in the enclosed postage–paid envelope. When the accompanying proxy is returned properly executed, the shares of PhotoMedex stock represented by it will be voted at the PhotoMedex annual meeting in accordance with the instructions contained on the proxy card.

If you are a PhotoMedex stockholder, your broker or other nominee does not have authority to vote on any proposal other than proposal no. 2 to ratify the appointment of Grant Thornton Israel as the Company’s independent registered public accounting firm. Your broker or other nominee will vote your shares held by it in “street name” with respect to these matters only if you provide instructions to it on how to vote. You should follow the directions your broker or other nominee provides.

The Internet and telephone proxy procedures are designed to authenticate stockholders identities, to allow stockholders to give their proxy voting instructions and to confirm that these instructions have been properly recorded. Votes directed by the Internet or telephone through such a program must be received twelve o’clock midnight, Eastern Time, on July 30, 2014.

Your vote is very important. Whether or not you plan to attend the annual meeting, please promptly complete and return your proxy card in the enclosed envelope, or authorize the individuals named on your proxy card to vote your shares by calling the toll–free telephone number or by using the Internet as described in the instructions included with your proxy card.

Effects of Abstentions and Failures to Vote

If you are a PhotoMedex stockholder and you fail to respond with a vote or fail to instruct your broker or other nominee how to vote on any of the PhotoMedex stockholder proposals, it will have no effect on such proposals. It will be treated as not counting toward a quorum, for it is a “non-vote.”

Voting of Shares Held in Street Name

If you hold shares through a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following the instructions that the broker or nominee provides to you with these materials. Most brokers offer the ability for stockholders to submit voting instructions by mail by completing a voting instruction card, by telephone and via the Internet. If you do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is called a broker non-vote. In these cases, broker non-votes are counted for the purpose of determining the presence or absence of a quorum for purposes of the NRS, but will not be taken into account for purposes of satisfying the NASDAQ requirement that the total number of votes cast at the annual meeting represents a majority of the outstanding shares of PhotoMedex common stock entitled to vote. With respect to the proposal to adjourn the annual meeting for any purpose, including to solicit additional proxies, a broker non-vote will have no effect on such proposal. If you hold shares through a broker or other nominee and wish to vote your shares in person at the annual meeting, you must obtain a legal proxy from your broker or nominee and present it to the inspector of election with your ballot when you vote at the annual meeting.

Revocability of Proxies and Changes to a PhotoMedex Stockholder’s Vote

You may change your vote at any time before your proxy is voted at the PhotoMedex annual meeting of stockholders. You may do this in one of four ways:

•	by sending a notice of revocation to the corporate secretary, dated as of a later date than the date of the proxy and received prior to the annual meeting;

•	by sending a completed proxy card bearing a later date than your original proxy card and mailing it so that it is received prior to the annual meeting;

•
by logging on to the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card, in each case if you are eligible to do so and following the instructions on the proxy card; or

•	by attending the annual meeting of stockholders and voting in person.

Your attendance alone will not revoke any proxy.

Written notices of revocation and other communications about revoking PhotoMedex proxies should be addressed to:

PhotoMedex, Inc.
100 Lakeside Drive, Suite 100
Horsham, PA 19044
Attention: Corporate Secretary

If your shares are held in street name, you should follow the instructions of your broker regarding the revocation of proxies.

Once voting on a particular matter is completed at the PhotoMedex annual meeting, a PhotoMedex stockholder will not be able to revoke its proxy or change its vote as to that matter.

All shares represented by valid proxies that PhotoMedex receives through this solicitation and that are not revoked will be voted in accordance with the instructions on the proxy card. If a PhotoMedex stockholder makes no specifications on its proxy card as to how it should want its shares voted before signing and returning it, such proxy will be voted in accordance with the Company’s Board of Directors recommendation with respect to each proposal.

Solicitation of Proxies

PhotoMedex will bear the entire cost of soliciting proxies from its stockholders. In addition to the solicitation of proxies by mail, PhotoMedex will request that banks, brokers and other record holders send proxies and proxy material to the beneficial owners of PhotoMedex common stock and secure their voting instructions, if necessary. PhotoMedex will reimburse the record holders for their reasonable expenses in taking those actions.

PhotoMedex has also made arrangements with Broadridge Corporate Issuer Solutions, Inc. to assist in soliciting proxies and in communicating with stockholders and has agreed to pay them a fee of approximately $5,000 plus reasonable expenses for these services. If necessary, PhotoMedex may also use several of its regular employees, who will not be specially compensated, to solicit proxies from PhotoMedex stockholders, either personally or by telephone, the Internet, facsimile or letter.

Stockholders Sharing an Address

PhotoMedex may send a single set of stockholder documents to any household at which two or more stockholders reside. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce costs. Your materials may be householded based on your prior express or implied consent. If your materials have been householded and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information householded, you may write or call PhotoMedex’s Investor Relations department at the following address or phone number: 100 Lakeside Drive, Suite 100, Horsham, PA 19044, (215) 619-3287. Or, you may obtain copies of such materials, including the Notice, the Proxy Statement, the Annual Report on Form 10-K, and the Shareholder Letter at www.proxyvote.com.

Other Matters to Come Before the Meeting

The PhotoMedex board of directors is not aware of any other business to be acted upon at the annual meeting. Pursuant to the NRS and the PhotoMedex bylaws, only the business described in the notice of the annual meeting of the stockholders will be conducted at such meeting.

FUTURE PHOTOMEDEX STOCKHOLDER PROPOSALS

Proposals of our stockholders that are intended to be presented by such stockholders at our next annual meeting of stockholders must be received by us no later than 120 days before June 20, 2015 in order to be considered for inclusion in the proxy statement relating to that meeting. In the event, however, that we change the meeting date for the next annual stockholders meeting by more than 30 days from July 31, 2015 we will notify stockholders and allow a reasonable time for stockholder proposals to be included in the notice of annual meeting. A stockholder proposal will need to comply with the Securities and Exchange Commission (the “Commission”) regulations under Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Proposals of our stockholders submitted outside the processes of Rule 14a-8 must have been received by us no later than May 6, 2015 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2015 annual meeting.

You may write to Michele Pupach, Corporate Counsel, at our principal executive office, 100 Lakeside Drive, Suite 100, Horsham, Pennsylvania 19044, to deliver the materials and notices discussed above regarding the requirements for making stockholder proposals.

WHERE YOU CAN FIND MORE INFORMATION

PhotoMedex files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549, on official business days during the hours of 10:00 am to 3:00 pm. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including PhotoMedex, who file electronically with the SEC. The address of that site is www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this proxy statement. You can also inspect reports, proxy statements and other information about PhotoMedex at the offices of NASDAQ, One Liberty Plaza 165 Broadway, New York, NY 10006.

PHOTOMEDEX, INC.
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time July 30, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

C/O BROADRIDGE 1717 ARCH STREET, SUITE 1300 PHILADELPHIA, PA 19103
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Voting: P.O. Box 1342 Brentwood, NY 11717
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time July 30, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, P.O. Box 1342, Brentwood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PHOTOMEDEX, INC.
The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors Nominees:	⁮	⁮	⁮

01	Lewis C. Pell	02	Dr. Yoav Ben-Dror	03	Dr. Dolev Rafaeli	04	Dennis M. McGrath
05	Trevor Harris	06	James W. Sight	07	Stephen P. Connelly

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
2.
To ratify the appointment of Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton Israel”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
		⁮	⁮	⁮
3.	To approve the proposal to amend the 2005 Equity Compensation Plan.	⁮	⁮	⁮
4.	To approve the proposal to amend the Amended and Restated 2000 Non-Employee Directors Stock Option Plan.	⁮	⁮	⁮
5.	To approve the advisory resolution on the Compensation Paid to Named Executive officers.	⁮	⁮	⁮
6.	The Board of Directors recommends that you vote FOR ONE of the following periods for an advisory vote on compensation paid to Named Executive Officers:	For	Against	Abstain
01	A review every year (a one-year or annual review)	⁮	⁮	⁮
02	A review every two years	⁮	⁮	⁮
03	A review every three years	⁮	⁮	⁮
04	Abstain	⁮	⁮	⁮
7.	To adjourn the annual meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve the proposals described herein	For ⁮	Against ⁮	Abstain ⁮

NOTE: To transact such other business as may come before the Meeting and any adjournments thereto.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K, Shareholder Letter is/are available at www.proxyvote.com.
_ _  _ _ __ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PHOTOMEDEX, INC.
Annual Meeting of Stockholders
July 31, 2014 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder appoints Dolev Rafaeli as proxy with full power of substitution, to vote the shares of voting securities of PhotoMedex, Inc., a Nevada Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, located at 11 Times Square, New York, New York 10036-8299, on July 31, 2014, at 9:00 a.m., local time, and any adjournment thereof upon matters properly coming before the Meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXY DEEMS ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Continued and to be signed on reverse side

ANNEX A

SECOND AMENDMENT TO THE
PHOTOMEDEX, INC. 2005 EQUITY COMPENSATION PLAN

The PhotoMedex, Inc. 2005 Equity Compensation Plan, as amended and restated as of August 4, 2011 (the “Plan”), is hereby amended, effective August 1, 2014, as follows:

1. Section 3 of the Plan is hereby amended to reflect that the maximum number of shares of Common Stock as to which Awards may be issued under the Plan shall be increased from 3,000,000 to 6,000,000.

All other provisions of Section 3 of the Plan shall continue in effect in accordance with the terms thereof.

Notwithstanding the effective date set forth above, the terms of this Second Amendment shall remain subject to the approval of the Company’s stockholders.

Effective as of the date first written above at Horsham, Pennsylvania.

PHOTOMEDEX, INC.
By:	________________________________
Dennis McGrath
President and Chief Financial Officer

ANNEX B

THIRD AMENDMENT TO THE
PHOTOMEDEX, INC. AMENDED AND RESTATED
2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

The PhotoMedex, Inc. Amended and Restated 2000 Non-Employee Directors Stock Option Plan, as amended and restated as of December 13, 2011 (the “Plan”), is hereby amended, effective August 1, 2014, as follows:

1. Section 3 of the Plan is hereby amended to reflect that the maximum number of shares of Common Stock as to which Awards may be issued under the Plan shall be increased from 120,000 to 370,000.

All other provisions of Section 3 of the Plan shall continue in effect in accordance with the terms thereof.

Notwithstanding the effective date set forth above, the terms of this Second Amendment shall remain subject to the approval of the Company’s stockholders.

Effective as of the date first written above at Horsham, Pennsylvania.

PHOTOMEDEX, INC.
By:	________________________________
Dennis McGrath
President and Chief Financial Officer